Exhibit 10.6

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED

NATURAL GAS
GATHERING
AGREEMENT

BY AND BETWEEN

DFW MIDSTREAM SERVICES LLC,

AND

CHESAPEAKE ENERGY MARKETING, INC.

DATED

August 1, 2010

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

ARTICLE I CONTENT OF THE AGREEMENT		2
1.1	Content of the Agreement	2

ARTICLE II DEFINED TERMS		2

ARTICLE III OBLIGATIONS OF THE PARTIES AND QUANTITIES		6
3.1	Gatherer’s Obligation	6
3.2	Shipper’s Obligation	6
3.3	Production Guarantor’s Obligation	6
3.4	Maximum Quantities	6

ARTICLE IV RECEIPT POINT(S) AND DELIVERY POINT(S)		7
4.1	Receipt Point(s)	7
4.2	Delivery Point(s)	7

ARTICLE V AVAILABILITY AND ALLOCATIONS		7
5.1	Curtailment	7
5.2	Allocation at Delivery Point(s)	7

ARTICLE VI NOMINATIONS		8

ARTICLE VII IMBALANCE		9

ARTICLE VIII OPERATIONAL FLOW ORDER		10

ARTICLE IX FEES AND CHARGES		10
9.1	Fees	10
9.2	Third Party Fees	10

ARTICLE X TERM		11

ARTICLE XI ADDRESSES		11
11.1	Addresses of Parties	11
11.2	Notices	11
11.3	Change of Address	11

ARTICLE XII MEASUREMENTS, MEASURING EQUIPMENT, TESTING AND MAINTENANCE		12

ARTICLE XIII MEASUREMENT STANDARDS		15
13.1	Measurement Standards	15
13.2	Gross Heating Value	15
13.3	Temperature Measurement	16
13.4	Specific Gravity Measurement	16
13.5	Adjustment for Supercompressibility	16

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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13.6	Time for Testing	16
13.7	Other Tests	16
13.8	New Test Methods	16
13.9	Gas Industry Standards	17

ARTICLE XIV PRESSURES AT RECEIPT AND DELIVERY POINT(S)		17
14.1	Pressures at Receipt Point(s)	17
14.2	Pressures at Delivery Point(s)	17

ARTICLE XV QUALITY		17

ARTICLE XVI TAXES		18

ARTICLE XVII BILLING, ACCOUNTING AND REPORTS		19

ARTICLE XVIII RESPONSIBILITY		20

ARTICLE XIX FORCE MAJEURE		20

ARTICLE XX WAIVER OF BREACHES, DEFAULTS OR RIGHTS		21

ARTICLE XXI REMEDY FOR BREACH		21

ARTICLE XXII ARBITRATION		22

ARTICLE XXIII WARRANTY		22

ARTICLE XXIV LAWS AND REGULATIONS		22

ARTICLE XXV MISCELLANEOUS		23
25.1	Confidentiality	23
25.2	Assignment and Transfer	23
25.3	Entirety	24
25.4	Modifications	24
25.5	Publicity	24
25.6	Headings and Subheadings	25
25.7	Choice of Law and Venue	25
25.8	Limitation on Damages	25
25.9	Counterparts	25
25.10	Joint Preparation	26
25.11	Severability	26
25.12	Authority to Enter into Agreement	26
25.13	Shipper Guaranty	26

ARTICLE XXVI GAS LIFT		26

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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AMENDED AND RESTATED NATURAL GAS GATHERING AGREEMENT

THIS AGREEMENT (the “Agreement”), dated as of August 1, 2010 (the “Effective Date”), is by and between DFW Midstream Services LLC, a Delaware Limited Liability Company (hereinafter referred to as “Gatherer”), and Chesapeake Energy Marketing, Inc., an Oklahoma Corporation, (hereinafter referred to as “Shipper”), and Chesapeake Exploration, LLC, an Oklahoma Limited Liability Company (“Production Guarantor”), all hereinafter collectively referred to as the “Parties,” and individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Shipper desires that Gatherer (a) receive Gas from Shipper at the Receipt Point(s) (as defined below) and (b) deliver Gas to the Delivery Point(s) (as defined below), under the terms of this Agreement;

WHEREAS, Gatherer owns and operates a gas gathering system in the State of Texas as further described herein (the “Gathering System”), that is not subject to the Natural Gas Act of 1938, as amended (the “NGA”), and as such, will be transporting quantities of Gas (as defined below) under this Agreement that are intrastate in nature;

WHEREAS, in connection therewith, Shipper and Gatherer entered into that certain (a) Natural Gas Gathering Agreement dated effective September 3, 2009 (the “Original Base Agreement”), and (b) Individual Transaction Sheet No. 1 dated September 3, 2009 (the “Original ITS”) pursuant to the terms of the Original Base Agreement (the Original Base Agreement and Original ITS hereinafter referred to collectively as the “Original Agreement”);

WHEREAS, Production Guarantor is an affiliate of Shipper and will gain benefits from the performance of this Agreement;

WHEREAS, Total E&P USA, Inc. (“TEPUSA”) acquired a [***] interest in all leasehold of Chesapeake Exploration, L.L.C. (“CHK”, an affiliate of Shipper) and certain affiliates within an area of mutual interest (“AMI”) in the Barnett Shale Newark East Field which includes leasehold dedicated to Gatherer under a Natural Gas Gathering Agreement between Gatherer and Shipper;

WHEREAS, Gatherer and Total Gas and Power North America, Inc. (“TGPNA”), an affiliate of TEPUSA have entered into a Natural Gas Gathering Agreement for the purpose of providing gas gathering services for TEPUSA’s interest in all leasehold of CHK in the Dedication Area; and

WHEREAS, Shipper and Gatherer desire to amend and restate the Original Agreement in its entirety in accordance with and pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Party, Gatherer and Shipper agree as follows:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE I
CONTENT OF THE AGREEMENT

1.1                                 Content of the Agreement.  This Agreement will consist of: (i) the following terms and conditions set forth in this Amended and Restated Natural Gas Gathering Agreement (the “Base Agreement”) and (ii) the Individual Transaction Sheet, attached hereto.  The Parties may from time to time enter into additional Individual Transaction Sheets, which in combination with the terms and conditions of this Base Agreement will constitute separate and individual agreements.  In the event of a conflict between the terms or provisions of the Individual Transaction Sheet and this Base Agreement or a Nomination (as defined in Article 6.1), the terms and provisions of the Individual Transaction Sheet will control.  In the event of a conflict between the terms or provisions of this Base Agreement and a Nomination, the terms and provisions of this Base Agreement will control.

ARTICLE II
DEFINED TERMS

Defined Terms.  Capitalized terms in this Base Agreement that are not defined in the text are defined in the Individual Transaction Sheet or this Article II.

2.1                                 “Affiliate Purchase and Sale Agreement” means that certain Purchase and Sale Agreement, dated as of August 18, 2009, by and between Texas Midstream Gas Services, L.L.C., Midcon Compression, L.L.C., Chesapeake Midstream Operating, L.L.C., Chesapeake Midstream Gas Services, L.L.C., and Chesapeake Land Development Company, L.L.C., each an affiliate of Shipper, and Gatherer.

2.2                                 “AGA” means the American Gas Association.

2.3                                 “AGA Standards” means any current manual, pamphlet or recommended practice published by or under the auspices of the AGA, applicable to the type of measurement equipment used hereunder, whether or not such has been accepted as an American National Standard.

2.4                                 “Agent” or “Agents” means any designee(s) of the Parties.

2.5                                 “Agreement” is defined in the introduction.

2.6                                 “ANSI” means the American National Standard Institute.  ANSI-numbered publications have been established as “American National Standards,” which implies a consensus of those substantially concerned with the scope and provisions of its contents.

2.7                                 “API” means American Petroleum Institute.  API-numbered publications have been established as “API Standards” which implies a consensus of those substantially concerned with the scope and provision of its contents.

2.8                                 “Atmospheric Pressure” will be 14.73 Psia for the purpose of instrument and meter calibration, unless otherwise established by the Standard Gas Measurement Law.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.9                                 “Base Agreement” is defined in Section 1.1.

2.10                           “Btu” means the amount of heat required to raise the temperature of one avoirdupois pound of pure water from 58.5ºF to 59.5ºF at a constant pressure of 14.73 Psia.

2.11                           “Credit Rating” means the higher of the long-term senior unsecured debt rating of the applicable person as designated by (i) S&P and (ii) Moody’s.

2.12                           “Day” means the period beginning at 9:00 a.m. central clock time on each calendar day and ending at 9:00 a.m. central clock time on the following calendar day.

2.13                           “Dedication Area” is defined in Section 4 of the Individual Transaction Sheet.

2.14                           “Deliveries” means quantities of Gas that Gatherer has redelivered, or allocated as redelivered, to Shipper, or to others for Shipper’s account.

2.15                           “Delivery Point(s)” means the point(s) described in Section 4.2, at which Gatherer will deliver Gas transported hereunder to Shipper or for Shipper’s account.

2.16                           “Effective Date” is defined in the introduction.

2.17                           “ETP” is defined in Section 2 of the Individual Transaction Sheet.

2.18                           “Facilities” collectively means pipe, compressors, dehydrators, interconnections, metering equipment, and other equipment generally recognized within the industry as being required to receive and redeliver quantities of Gas.

2.19                           “Firm” means not being subject to a prior claim by another shipper or class of shipper or service for the transportation capacity that Gatherer has dedicated to Shipper on the Gathering System in the amount of the MDQs in Section 10 of the Individual Transaction Sheet that Shipper has nominated pursuant to this Agreement.

2.20                           “Force Majeure” is defined in Section 19.2.

2.21                           “Gas” means natural gas in its natural state, produced from wells, including casinghead gas produced with crude oil, natural gas from gas wells, and residue gas resulting from processing both casinghead gas and gas well gas.

2.22                           “Gatherer” is defined in the introduction.

2.23                           “Gathering Fee” means the fees set forth in Section 6 of the Individual Transaction Sheet.

2.24                           “Gathering Services” is defined in Section 1 of the Individual Transaction Sheet.

2.25                           “Gathering Stations” is defined in Section 2 of the Individual Transaction Sheet.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.26                           “Gathering System” is defined in the introductory paragraphs.

2.27                           “Gross Heating Value” or “Heat Content” means the number of Btu’s produced by the complete combustion at constant pressure of 1 cubic foot of Gas, at a base temperature of 60ºF and an absolute pressure of 14.73 pounds per square inch and adjusted to reflect actual water vapor content with air of the same temperature and pressure of the Gas, after products of combustion are cooled to the initial temperature of the Gas, and after the water of the combustion is condensed to the liquid state. The Gross Heating Value of the Gas will be corrected for the water vapor content of the Gas being delivered; provided, however, that if the water vapor content of the Gas is 7 pounds or less per 1,000,000 cubic feet, the Gas will be assumed to be dry.

2.28                           “Guaranty” means that certain Guaranty dated September 3, 2009, executed by Chesapeake Energy Corporation in favor of Gatherer.

2.29                           “Ideal Gas Law” means the equation of state of a hypothetical ideal gas which is determined by its pressure, volume, and temperature. The modern form of the equation is pV=nRT where: (i) p is the absolute pressure of the gas; (ii) V is the volume of the gas; (iii) n is the amount of substance of the gas, measured in moles; (iv) R is the gas constant, and (v) T is the absolute temperature.

2.30                           “Law” means any applicable law, rule, regulation, ordinance, order, judgment or decree of a Governmental Authority and any applicable common law.

2.31                           “MAOP” means the maximum allowable operating pressure (in psig).

2.32                           “MARP” is defined in Section 11 of the Individual Transaction Sheet.

2.33                           “Maximum Daily Quantity” is defined in Section 3.4.

2.34                           “Maximum Hourly Quantity” is defined in Section 3.4.

2.35                           “Mcf” means 1,000 cubic feet of Gas.

2.36                           “Metering Party” is defined in Section 14 of the Individual Transaction Sheet.

2.37                           “MMBtu” means one million Btu’s.  All quantities of Gas received and delivered under this Agreement are expressed in terms of MMBtu, including, without limitation, calculation of payments and determination of imbalances.

2.38                           “Month” means that period of time beginning at 9:00 a.m. central clock time on the first day of a calendar month and ending at 9:00 a.m. central clock time on the first day of the succeeding calendar month.

2.39                           “Moody’s” means Moody’s Investors Services, Inc., and its successors.

2.40                           “NGA” is defined in the introductory paragraphs.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.41                           “Operational” refers to Facilities that are constructed and considered capable of operation by or under industry standards or governmental authority

2.42                           “Operational Flow Order” is defined in Article VIII.

2.43                           “Operator” means the company or individual, acting for himself or as an agent for others who has primary responsibility for maintaining well operations and complying with state rules and regulations.

2.44                           “Party” and “Parties” are defined in the introduction.

2.45                           “Production Dedication” is defined in Section 4 of the Individual Transaction Sheet.

2.46                           “Production Guarantor” is defined in the introduction.

2.47                           “Production Curve” is defined in Section 6 of the Individual Transaction Sheet.

2.48                           “Psi” means pressure, measured in units of avoirdupois pounds per square inch.  “Psia” or “psia” means absolute pressure (absolute vacuum used as the “zero” base of measurement) and “psig” means gauge pressure (actual, average, or a defined Atmospheric Pressure used as the “zero” base of measurement).

2.49                           “Receipt Point(s)” means the point(s) described in Section 4.1 at which Gatherer will receive Gas from Shipper for gathering hereunder.

2.50                           “Receipts” means quantities of Gas that Gatherer has received, or been allocated to receive, from Shipper or from others for Shipper’s account.

2.51                           “Retention Volumes” is defined in Section 13 of the Individual Transaction Sheet.

2.52                           “Routine Work” is defined in Section 12.14.

2.53                           “Shipper” is defined in the introduction.

2.54                           “Standard Gas Measurement Law” means a method of measuring volumes of natural gas by the use of conversion factors of standard pressure and temperature. The standard pressure is 14.73 pounds per square inch; the standard temperature is 60 F. One standard cubic foot of gas is the amount of gas contained in one cubic foot of space at a pressure of 14.73 psia at a temperature of 60 F.

2.55                           “S&P” means Standard and Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

2.56                           “Taxes” is defined in Section 16.1.

2.57                           “Term” is defined in Article X.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.58                           “Third Party Gas” is Gas that is not owned and controlled by Shipper or Shipper’s affiliates.

ARTICLE III
OBLIGATIONS OF THE PARTIES AND QUANTITIES

3.1                                 Gatherer’s Obligation.  Gatherer will receive Gas at the Receipt Point(s) as nominated and tendered by Shipper under the terms of this Agreement, transport the Gas, and deliver equivalent quantities of Gas to Shipper or to Shipper’s designee on a Firm basis at the Delivery Point(s), as set forth herein, less the Retention Volumes.  Notwithstanding the foregoing, Gatherer’s obligations to receive, transport, and deliver Gas on a Firm basis to the Delivery Point(s) are subject to: (i) the maximum quantities stated in this Agreement, including the Maximum Daily Quantity and the Maximum Hourly Quantity; (ii) an event of Force Majeure; (iii) Shipper’s payment obligations set forth in Article IX; (iv) Shipper’s failure or refusal to deliver Gas to, or receive Gas from, Gatherer as required under this Agreement; (v) any laws, rules, orders, or requirements of any governmental or regulatory authority, which limit, prevent, or interfere with Gatherer’s performance; and (vi) as otherwise provided under any other terms and conditions of this Agreement.

3.2                                 Shipper’s Obligation.  Shipper will tender the quantities of Gas produced from the Dedication Area and as nominated under this Agreement at the Receipt Point(s), and accept the Gas at the Delivery Point(s).  Shipper’s obligations set forth in the preceding sentence are subject to: (i) an event of Force Majeure; (ii) Gatherer’s failure or refusal to receive Gas from, or deliver Gas to, Shipper as required under this Agreement; (iii) any laws, rules, orders, or requirements of any governmental or regulatory authority, which limit, prevent, or interfere with Shipper’s performance; and (iv) as otherwise provided under any other terms and conditions of this Agreement.

3.3                                 Production Guarantor’s Obligation.  Production Guarantor hereby unconditionally and irrevocably guarantees to Gatherer the full and complete performance by Shipper to dedicate to this Agreement and commit to transport on the Gathering System all Production Dedication that Shipper or its affiliates, own, control, or have the right to sell or transport, from wells, oil and gas leases and properties within the Dedication Area.

3.4                                 Maximum Quantities.  Subject to the terms and conditions of this Agreement, the maximum quantity of Gas that Gatherer is obligated to receive and transport hereunder on a Firm basis at the Receipt Point(s) during any Day during the Term hereof is set forth in Section 10 of the Individual Transaction Sheet (the “Maximum Daily Quantity”).  Subject to the terms and conditions of this Agreement, the maximum quantity of Gas that Gatherer is obligated to receive at the Receipt Point(s) and transport hereunder on a Firm basis during any given hour of any Day is 1/24 of the Maximum Daily Quantity at an instantaneous standard volumetric flow rate at any point in time during an hour (the “Maximum Hourly Quantity”); provided, however, Gatherer and Shipper may agree for Shipper to deliver quantities of Gas in excess of the Maximum Hourly Quantity upon mutually agreeable terms and conditions. Gatherer understands that Shipper’s production may fluctuate from time to time during the course of a Day.  So long as the

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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fluctuations in production do not disrupt Gatherer’s ability to operate the Gathering System, Gatherer will not require a change in Nomination.

ARTICLE IV
RECEIPT POINT(S) AND DELIVERY POINT(S)

4.1                                 Receipt Point(s).  Gas delivered by or for the account of Shipper hereunder will be received by Gatherer at that point or points set forth in Section 8 of the Individual Transaction Sheet (“Receipt Points”). All future receipt points will be added to Section 8 of the Individual Transaction Sheet to the extent contemplated by and subject to the terms and conditions herein.

4.2                                 Delivery Point(s).  Gas delivered hereunder by Gatherer to or for the account of Shipper will be delivered at that point or points set forth in Section 9 of the Individual Transaction Sheet (“Delivery Points”). All future delivery points will be added to Section 9 of the Individual Transaction Sheet to the extent contemplated by and subject to the terms and conditions herein.

ARTICLE V
AVAILABILITY AND ALLOCATIONS

5.1                                 Curtailment.  The Parties understand that under the laws, rules and regulations of the State of Texas, Gatherer has certain obligations and duties to comply with such laws, rules and regulations of the applicable governmental authorities and Gatherer’s obligation hereunder shall be subject to such laws, rules and regulations. If, at any time during the term of the Agreement, conditions including Force Majeure or operational, safety or maintenance considerations affecting all or any portion of the Gathering System constrain Gatherer’s ability to receive, transport or deliver volumes through its system, then Gatherer shall curtail service in accordance with the following schedule of priorities, beginning with the first service to be interrupted and continuing in order as necessary to the last service to be interrupted:

(a)                                  scheduled service under gas gathering agreements for service other than on a Firm basis;  and

(b)                                 scheduled service under gas gathering agreements (including service hereunder) that is to be provided on a Firm basis.

In the event of such curtailment, and in accordance with such schedule of priorities, Gatherer shall allocate the physical capacity of any or all affected Receipt Point(s) among all shippers, including Shipper, delivering Gas to such Receipt Point(s) on a pro-rata basis, based on Receipt Point MDQs.

5.2                                 Allocation at Delivery Point(s).  It is recognized that Gas deliveries from one or more parties other than Shipper may also be received at any particular Receipt Point(s).  If that occurs, Gas deliveries at the Delivery Point(s) may be allocated among the parties receiving the Gas.  As between Gatherer and Shipper, Gatherer will, exercising reasonable discretion, in good

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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faith, utilize data provided by the Receipt Point(s) operator and upstream delivery party to determine the allocation of all Receipts at such Receipt Point(s) or Delivery Point(s), and the resulting quantities received under this Agreement. Each producer flowing gas into the Gathering System will have its own meter.

ARTICLE VI
NOMINATIONS

6.1                                 Shipper must provide Gatherer, by no later than 11:30 A.M. central clock time, of the business day immediately preceding the first day of each Month during the Term, a valid request for gathering service for such Month as provided in this Article VI.  Gatherer will use reasonable efforts to accommodate intra-Month and intra-Day requests by Shipper; however, Shipper must endeavor to minimize such requests and to provide Gatherer with as much prior notice as practicable prior to any such request change.  Gatherer may adjust or waive any part of the notice requirements of this Article VI if, in Gatherer’s reasonable judgment, operating conditions dictate or permit such adjustment or waiver; however, any such adjustment or waiver will be effective only in the specific instance and for the specific purpose for which it was granted and not for any subsequent occasion.  The Parties intend that the Nominations (defined below) made by Shipper under this Agreement be made at the same time (but in no event later than the date and time set forth in the first sentence of this Section 6.1) as nominations made by Shipper to the downstream transporter of Shipper’s Gas at the point of interconnection between the Gathering System and such downstream transporter, by providing Gatherer with a copy (the “Nomination”) of each nomination Shipper submits to the downstream transporter.

6.2                                 To the extent the following information is not expressly set forth in the Nomination, Shipper shall attach to such Nomination a statement containing all of the following information relating to the Month for which such Nomination applies:

(a)                                  Identity of Shipper: exact legal name; including type of entity, state of incorporation or state of qualification to do business; mailing and street address; including name, address and phone number of primary contact for Shipper regarding the gathering arrangement.

(b)                                 Gas Quantities: quantity to be transported, stated individually in MMBtu’s, expressed as a daily rate, for each Receipt Point(s) and each Delivery Point(s).

(c)                                  Receipt Point(s): (i) the point(s) of entry into the Gathering System, and (ii) the name of all parties directly delivering Gas to Gatherer at such point(s).

(d)                                 Delivery Point(s): (i) the Delivery Point(s) by Gatherer, and (ii) the names of all parties directly receiving Gas from Gatherer at such point(s).

(e)                                  Term of service: (i) date service is requested to commence; and (ii) date service is requested to terminate.

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(f)                                    Dispatching contact and phone number: Shipper will designate 1 or more persons to be available to Gatherer to contact with respect to operating matters on a 24-hour-a-day, 365-days-a-year basis.  Such contact person(s) will have adequate authority to deal with all operating matters related to this Agreement.

6.3                                 Requests will be evaluated in the order in which they are received by Gatherer.  Requests must be made in writing to:

DFW Midstream Services LLC
8226 Douglas Ave., Suite 523
Dallas, TX  75225
Attn: Tyler Sartin
Phone:  214-242-1966
Fax:  214-242-1972

ARTICLE VII
IMBALANCE

7.1                                 Any variance or imbalance between the volume of Gas delivered at the Delivery Point(s) for Shipper’s account and the volume of Gas received at the Receipt Point(s) less Retention Volumes will be recorded in a gas imbalance account.  Gatherer will assist Shipper in managing the gas imbalance account and will, at any time and from time to time, request that Shipper change its nominations at the Delivery Point(s) or, with notice to Shipper, restrict, interrupt, or reduce its receipts of Gas at the Receipt Point(s) or deliveries of Gas at the Delivery Point(s), and direct Shipper to make adjustments in its receipts or deliveries, in order to maintain a balance or to correct an imbalance.  If Shipper fails or refuses to follow any such request from Gatherer, Gatherer may, without liability hereunder, cease accepting or delivering Gas under this Agreement until the conditions causing the imbalance are corrected. The Parties intend that Gas be received and delivered hereunder at the same rate, and Shipper will not, in any manner, utilize the Gathering System for storage or peaking purposes without Gatherer’s consent.

7.2                                 If Shipper is advised by any upstream or downstream pipeline or operator to reduce or suspend deliveries for transportation, Shipper will as soon as practicable inform Gatherer of such reduction or suspension, and adjust Shipper’s Nominations at Receipt and/or Delivery Point(s) in order to remain in balance.  Shipper will be responsible for and will bear any penalties or fees imposed, claims made, or judgments obtained by either upstream or downstream transporters for imbalances hereunder, including any penalties or fees incurred by Gatherer under any operational balancing agreement or other agreements with third parties due to imbalances caused by Shipper, unless Gatherer causes such imbalance and such cause is not otherwise excused under the terms and conditions of this Agreement.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE VIII
OPERATIONAL FLOW ORDER

8.1                                 If, in Gatherer’s reasonable discretion, it is necessary in order to preserve the overall operational integrity of the Gathering System, or to enable Gatherer to provide the service set forth in this Agreement, Gatherer may issue an “Operational Flow Order,” for a period of time that is no longer than reasonably necessary, as follows:

(a)                                The Operational Flow Order will identify with specificity the operational problem to be addressed, the action(s) Shipper must take, the time by which Shipper must take the specified action(s), and the period during which the Operational Flow Order will be in effect.  Gatherer will provide as much advance notice to Shipper as is operationally feasible before issuing an Operational Flow Order.

(b)                               An Operational Flow Order may require Shipper to take any of the following actions or similar actions:

(i)                                  Cease or reduce supply inputs into the Gathering System at specific Receipt Point(s); or, alternatively, commence or increase Deliveries of Gas from the Gathering System at specific Delivery Point(s), or shift Deliveries to different Delivery Point(s);

(ii)                               change the supply mix or quantities into the Gathering System at specific Receipt Point(s);

(iii)                            conform actual Receipts and Deliveries to nominated Receipts and Deliveries;

(iv)                           delay changes in Deliveries at the Delivery Point(s) up to twenty-four (24) hours to account for the molecular movement of Gas; or

(v)                              such other actions requested by Gatherer that are within Shipper’s control which would tend to alleviate the situation to be addressed.

ARTICLE IX
FEES AND CHARGES

9.1                                 Fees.  Shipper will pay Gatherer the fees as set forth in Section 6 of the Individual Transaction Sheet.

9.2                                 Third Party Fees.  In addition to the Fees set forth in Section 9.1 of this Agreement, Shipper shall reimburse Gatherer for any fees (not being assessed as of the Effective Date of this Agreement) charged by any third party for Deliveries at the Delivery Point(s); provided, that Gatherer has given Shipper notice of the amount of such fee and Shipper has agreed to reimburse Gatherer for such fee.  If Shipper has not given Gatherer written notice of its agreement to

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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reimburse Gatherer for any such third-party fee, then (i) Gatherer will have no obligation to make deliveries of Gas to Shipper at the Delivery Point(s) subject to the third-party fee, or (ii) Shipper may elect to pay the third-party fee directly and Gatherer will continue to make deliveries of Gas to Shipper at such Delivery Point(s).

ARTICLE X
TERM

This Agreement shall become effective upon the Effective Date and will, subject to the terms and provisions hereof, remain in full force and effect so long as the term of any Individual Transaction Sheet executed in association with this Agreement remains effective (the “Term”).  This Agreement shall become null and void and of no effect, and no party shall have any liability to the other party hereunder, upon any termination pursuant to the terms of this Agreement. The foregoing notwithstanding, termination, cancellation or expiration of this Agreement will not extinguish any obligation that accrued with respect to services actually performed before the termination, cancellation, or expiration.

ARTICLE XI
ADDRESSES

11.1                           Addresses of Parties.  All notices, requests, demands, statements and payments provided for in this Agreement must be given in writing.  The addresses of the parties for notices are:

Gatherer:	Shipper:
DFW Midstream Services LLC	Chesapeake Energy Marketing, Inc.
8226 Douglas Ave., Suite 523	6100 N. Western Avenue
Dallas, Texas 75225	Oklahoma City, Oklahoma 73118
Attn: Peter Lee	Attn: Brian Bailey
Phone: 214-242-1962	Phone: 405- 935-9250
Fax: 214-242-1972	Fax: 405- 767-4115

11.2                           Notices.  Except as otherwise provided herein, any notice, request or demand provided for in this Agreement or any notice which either Party may desire to give to the other Party will be in writing and will be considered as duly delivered when hand delivered, transmitted electronically (with confirmation of receipt), or sent by certified mail, return receipt requested, to the post office address of the Party intended to receive the same, as the case may be, as set forth above.

11.3                           Change of Address.  A Party may change its address under this Agreement by giving thirty (30) days prior written notice to the other Party.  Notices and payments are effective when they are delivered at the appropriate address listed above, during normal business hours on a business day.  Notices delivered after business hours or on a weekend or holiday are effective on

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the next business day.  Operating communications by telephone or other mutually agreeable means will be confirmed in writing within two (2) days following the same.

ARTICLE XII
MEASUREMENTS, MEASURING EQUIPMENT,
TESTING AND MAINTENANCE

12.1                           The Gas delivered to Gatherer at the Receipt Point(s), and delivered to Shipper or Shipper’s designee at the Delivery Point(s), will be measured by measuring devices of industry standard type, which will be installed, operated, controlled, and maintained by the Party as set forth and identified in Section 14 of the Individual Transaction Sheet.  Gatherer will designate the type of measuring equipment that will be utilized.  Gas measurement computations will be made in accordance with industry standards that are current at the time of the receipt and delivery of Gas hereunder.

12.2                           Measurement devices and equipment will be tested and adjusted for accuracy on a quarterly basis by Gatherer, or Gatherer’s Agent.

12.3                           If adequate metering Facilities are already in existence at the Receipt Point(s) or Delivery Point(s) hereunder, such existing metering Facilities will be used for so long as, in Gatherer’s reasonable judgment, the Facilities remain adequate and are in compliance with AGA Standards.

12.4                           In the event that (i) the existing metering Facilities at any Receipt Point(s) or Delivery Point(s) are reasonably determined by Gatherer and Shipper to be no longer adequate, or (ii) a future Delivery Point(s) is sought to be added to this Agreement, then Gatherer may revise the measurement Facilities to adequately measure the Gas at the Receipt Point(s) or Delivery Point(s). The cost of Facilities related to 12.4(i) shall be borne by Gatherer. The cost of Facilities related to 12.4(ii) shall be borne by Gatherer unless requested by Shipper. Gatherer and Shipper will mutually determine when such Facilities revisions will be installed.

12.5                           Shipper understands that a part of the telemetering may be a remotely actuated block valve that may be closed, if necessary, by Gatherer without notice to Shipper, if flowing Gas is detected to be in violation of the quality specifications set forth in Article XV.  However, Gatherer shall inform Shipper of any such valve closing as soon as practicable.

12.6                           Within the Dedication Area, Shipper will, insofar as it is able and if necessary in Gatherer’s reasonable opinion and as mutually agreed upon by Gatherer and Shipper, grant Gatherer the right of ingress and egress and all necessary easements and rights-of-way to any fee property or leaseholds of Shipper for the purpose of constructing pipeline and other Facilities (including telemetering Facilities) deemed necessary by Gatherer for the transportation and delivery of Shipper’s Gas hereunder.

12.7                           Shipper will have access to the Gatherer’s measuring equipment at all reasonable times for the purposes of inspection or examination, but the maintenance, calibration and adjustment of the equipment will be performed only by the employees or Agent(s) of the Gatherer.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Records from all measuring equipment are the property of the Gatherer, who must keep all such records on file for a period of not less than two (2) years.  Upon request of the Shipper, the Gatherer must make available the volume records from the measuring equipment, together with calculations therefrom, for inspection and verification within thirty (30) days of a written request.

12.8                           The Gatherer will provide a report to the Shipper for each Month, which compares the best available measurement information at the Receipt Point(s) and Delivery Point(s) for the preceding Month, to the actualized measurement data for such Receipt Point(s) and Delivery Point(s) for such Month.  Such report will be provided by the Gatherer to the Shipper within thirty (30) days of the end of applicable Month.

12.9                           The Shipper may, at its option and expense, but subject to Gatherer’s prior written consent, install and operate meters, instruments and equipment or electronically access Gatherer’s meters, in a manner that will not interfere with the Gatherer’s equipment, to check the Gatherer’s meters, instruments and equipment, but the measurement of Gas for the purpose of this Agreement will be by the Gatherer’s meter and metering equipment only, except as hereinafter specifically provided.  The meters, check meters, instruments and equipment installed by each Party will be subject at all reasonable times to inspection or examination by the other Party, but the calibration and adjustment thereof will be done only by the installing Party.

12.10                     Shipper will give Gatherer written notice prior to installing any Facilities within [***] feet of any Facilities of Gatherer.

12.11                     Gatherer will provide fifteen (15) days advance written notice to Shipper of the time of all tests of the Receipt Point(s) and Delivery Point(s) meter(s) so that the Shipper may have its representatives present.  If the Gatherer has given such notice to the Shipper and the Shipper’s representative is not present at the time specified, then the Gatherer may proceed with the test as though the Shipper’s representative were present.

12.12                     Meter measurements computed by the Gatherer will be deemed to be correct except where the meter is found to be inaccurate by more than [***]%, fast or slow, or to have failed to register, in either of which cases the Metering Party will repair or replace the meter.  If Shipper reasonably believes that the meter measurements at the Delivery Point(s) are in error by more than [***]%, then Gatherer, upon request by Shipper, will perform an additional test of such meters, but not more frequently than once each Month.  If such test shows that the designated meter measurements are in error by more than [***]%, the additional test will be conducted at Gatherer’s sole cost and expense.  If the error shown by the additional test is less than [***]%, Shipper will pay all costs and expenses of such additional tests.

12.13                     If, for any reason, any measurement equipment is (i) out of adjustment, (ii) out of service, or (iii) in need of repair and the total calculated hourly flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 12.12 above, the total quantity of Gas delivered will be adjusted in accordance with the first of the following methods which is feasible:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(a)                                  by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as described in Section 12.11 or Section 12.12 above);

(b)                                 where parallel multiple meter runs exist, by calculation using the registration of such parallel meter runs; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment not controlled by separate regulators and are accurately registering;

(c)                                  by correcting the error by rereading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)                                 by estimating the quantity, based upon Deliveries made during periods of similar conditions when the meter was registering accurately.

12.14                     Upon providing a minimum of forty-eight (48) hours notice to Shipper, Gatherer will have the right to shut down or temporarily take out of service its lines of pipe and appurtenant Facilities for routine inspection, maintenance or repair (“Routine Work”).  Gatherer and Shipper will take reasonable efforts to accommodate Gatherer’s Routine Work, provided that such Routine Work is scheduled in advance and is performed by Gatherer in a reasonable manner so as to minimize any inability on the part of Gatherer to transport Gas.  If such Routine Work is expected to take more than 48 hours to complete, Gatherer will provide a minimum of seven (7) days notice to Shipper.  If such Routine Work is expected to take more than seven (7) days to complete, Gatherer will provide a minimum of one month notice to Shipper.

12.15                     Notwithstanding the provisions of Section 12.4 above, the Parties may mutually agree to alternative arrangements for the construction, installation and ownership of any new measurement and appurtenant Facilities deemed necessary by Gatherer.  Any and all Facilities installed by Shipper will be designed, constructed and installed in accordance with specifications approved by Gatherer.  Additionally, during the period of construction and installation of such Facilities Gatherer will have the right to have its representatives present for the purpose of witnessing the work and verifying that such Facilities are installed in accordance with the approved specifications.

12.16                     Shipper will remove any Facilities owned by Shipper and located on Gatherer’s property within sixty (60) days after termination of this Agreement; provided, however, that Gatherer will have the option to purchase said Facilities at a price to be mutually agreed upon by Gatherer and Shipper.

12.17                     Notwithstanding the provisions of Section 12.14 above, Gatherer will have the right to take such action as would a reasonably prudent operator, including shutting down or temporarily taking out of service its lines of pipe and appurtenant Facilities, in the event of an emergency and Gatherer will provide Shipper notice thereof as promptly as practicable.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE XIII
MEASUREMENT STANDARDS

13.1                           Measurement Standards.  Computations of Gas volumes from measurement data will be made in accordance with the following, depending upon the type of measurement Gatherer has designated:

(a)                                  Orifice metering will be performed in accordance with the latest version of A.G.A. Report No. 3 - ANSI/API 2530 Orifice Metering of Natural Gas and Other Hydrocarbon Fluids, Second Edition, dated September 1985, and any subsequent modification and amendment thereof, and will include the use of flange connections and, where necessary, straightening vanes and pulsation dampening equipment.

(b)                                 Positive displacement and turbine metering will be performed in accordance with the latest version of ANSI B109.1, B109.2 or B109.3.  Turbine metering must be performed in accordance with the latest version of A.G.A. Report No. 7.  Ultrasonic metering will be performed in accordance with the latest version of A.G.A. Report No. 9.  Electronic Gas Measurement (EGM) will be performed in accordance with the latest version of API Manual of Petroleum Measurement Standards Chapter 21 - Flow Measurement Using Electronic Metering Systems.  Meter measurements will be computed by the Metering Party into such units in accordance with the Ideal Gas Laws for quantity variations due to metered pressure and corrected for deviation using average values of recorded relative density and flowing temperature, or by using the calculated relative density determined by the method mentioned in Section 13.2 below.

(c)                                  For positive meters AGA Measurement Committee Report No. 6 (“AGA Report No. 6”), dated January 1971, and any subsequent amendments or revisions. For turbine meters, AGA Measurement Committee Report No. 7 (“AGA Report No. 7”), First Revision, dated November 1984, and any subsequent amendments revision.

(d)                                 When electronic transducers and flow computers, solar and otherwise, are used, the Gas will have its volume, mass and/or energy content computed in accordance with the applicable AGA standards including, but not limited to, AGA Report Numbers 3, 5, 6 and 7 and any subsequent modification and amendments thereof.  The Parties specifically agree to accept the use of these electronic devices in lieu of mechanical devices with charts.

13.2                           Gross Heating Value.  The average Gross Heating Value and relative density of the Gas delivered hereunder by either Party will be determined by the use of recording instruments of standard type, which will be installed and operated by the Metering Party at the metering point

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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or the Gross Heating Value and relative density of the Gas at such point may be determined by “on-site” sampling and laboratory analysis as mutually agreed to by both Parties (or the Metering Party in the event the Parties cannot mutually agree).  If the spot sample or continuous sampling method is used, the Gross Heating Value of the Gas delivered hereunder will be determined once a month from a Gas analysis.  The result of such Gas analysis will be obtained to the nearest tenth (0.1) and should be applied during the calendar month for the determination of Gas volumes delivered.

13.3                           Temperature Measurement.  The temperature of the Gas will be determined by a recording thermometer so installed that it may record the temperature of the Gas flowing through the meters. If the Parties do not consider the installation of such a recording thermometer to be necessary, other agreeable means of recording temperature may be used.  The average temperature to the nearest 1°F, obtained while Gas is being delivered, will be the applicable flowing Gas temperature for the period under consideration.

13.4                           Specific Gravity Measurement.  The average specific gravity of the Gas delivered hereunder by any Party will be determined by the use of recording instruments of standard type, which will be installed and operated by the Metering Party at the metering point, as such metering point may be determined by “on-site” sampling and laboratory analysis, as mutually agreed to by the Parties.  If the spot sample or continuous sampling method is used, the specific gravity of the Gas delivered hereunder will be determined quarterly from a Gas analysis. The result will be obtained to the nearest ten thousandth (0.001) and should be applied during the calendar month for the determination of Gas volumes delivered.

13.5                           Adjustment for Supercompressibility.  Adjustments to measured Gas volumes for the effects of supercompressibility will be made in accordance with accepted AGA standards.  The Metering Party will obtain representative carbon dioxide and nitrogen mole fraction values for the Gas delivered or received as may be required to compute such adjustments in accordance with standard testing procedures.  At the Metering Party’s option, equations for the calculation of supercompressibility may be taken from either the AGA Manual for the Determination of Supercompressibility Factors for Natural Gas, dated December 1962 (also known as the “NX-19 Manual”) or AGA Report No. 8, dated December 1985, Compressibility and Supercompressibility for Natural Gas and Other Hydrocarbon Gases, latest revision.

13.6                           Time for Testing.  In Gas measurement computations the determinations for the average values for meter pressure, relative density and flowing temperature values will be determined only during periods of time when Gas is actually flowing through the meter(s).

13.7                           Other Tests.  Other tests to determine water content, sulfur, and other impurities in the Gas will be conducted by the Metering Party as necessary and will be conducted in accordance with standard industry testing procedures.

13.8                           New Test Methods.  If at any time during the Term hereof a new method or technique is developed with respect to Gas measurement or the determination of the factors used in such Gas measurement, such new method or technique may be substituted for the method set

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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forth in this Article XIII when such methods or techniques are in accordance with the currently accepted standards of the AGA.

13.9                           Gas Industry Standards.  Gas industry standards are revised from time to time by the North American Energy Standards Board and other groups.  Gatherer will implement, in consultation with Shipper, any or all such standards that Gatherer deems necessary to provide the Gathering Services, and Gatherer will have the right, with at least ninety (90) days written notice to Shipper, to add such standards hereto or modify or change the provisions contained herein in order to effect such changes; provided, however, that Gatherer implements such changes uniformly with respect to the Gathering System.

ARTICLE XIV
PRESSURES AT RECEIPT AND DELIVERY POINT(S)

14.1                           Pressures at Receipt Point(s).  Shipper will deliver Gas to Gatherer at the Receipt Point(s) under the conditions and provisions set forth in Section 11 of the Individual Transaction Sheet.

14.2                           Pressures at Delivery Point(s).  Gatherer will deliver Gas to Shipper or Shipper’s designee at the Delivery Point(s) under the conditions and provisions set forth in Section 11 of the Individual Transaction Sheet.

ARTICLE XV
QUALITY

15.1                           Shipper agrees that all Gas delivered to Gatherer at the Receipt Point(s) hereunder will be merchantable Gas which will:

(a)                                  Have a Gross Heating Value of not less than [***] Btu’s per cubic foot nor more than [***] Btu’s per cubic foot;

(b)                                 Be commercially free of dust, gum, gum-forming constituents, gasoline, liquid hydrocarbons, water, and any other substance of any kind that may become separated from the Gas during the handling thereof or that may cause injury to or interference with proper operation of the pipelines, compression equipment, meters, regulators, or other appliances through which it flows;

(c)                                  Not contain more than [***] grains of total sulfur nor more than [***] grain of hydrogen sulfide per [***] standard cubic feet;

(d)                                 Not contain more than [***] percent by volume of oxygen, not contain more than [***] percent ([***]%) by volume of carbon dioxide, not contain more than [***] percent ([***]%) by volume of nitrogen nor contain more than [***] percent ([***]%) by volume of total inert gases unless the downstream pipeline receiving deliveries of Gas from Gatherer

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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at a Delivery Point is willing to accept Gas with total inert gases higher than [***] percent ([***]%) by volume;

(e)                                  Have a temperature of not more than [***] degrees Fahrenheit ([***]°F) nor less than [***] degrees Fahrenheit ([***]°F);

(f)                                    Have a hydrocarbon dew point below [***] degrees Fahrenheit ([***]°F).

15.2                           If at any time the Gas fails to meet the quality specifications enumerated herein, the Party receiving such Gas will notify the Party delivering such Gas, and the delivering Party will immediately correct such failure.  If the delivering Party is unable or unwilling to deliver Gas according to such specifications, the Party receiving such Gas may refuse to accept delivery of Gas hereunder for so long as such condition exists.

15.3                           Although Shipper will retain title to Gas delivered to Gatherer at the Receipt Point(s) hereunder, the Parties understand and agree that such Gas received by Gatherer will constitute part of Gatherer’s system supply, and as such Gatherer will, subject to its obligation to deliver an equivalent quantity (less any Retention Volumes) as provided in Article III, have the absolute and unqualified right to treat such Gas as its own, including, but not by way of limitation, the right to commingle such Gas, to deliver molecules different from those received and to treat the molecules received in any manner, retaining in Gatherer and to those claiming under Gatherer other than through this Agreement, all right, title and interest to any components obtained by virtue of liquids accumulating under natural conditions in the Gathering System.

15.4                           The Parties understand and agree that the Gas delivered by Gatherer for Shipper pursuant to this Agreement will not be odorized. Any odorization that is required by any applicable state or federal statute, order, rule, or regulation at any location beyond the Delivery Point(s) will be the sole responsibility of Shipper.  Shipper agrees to indemnify and hold harmless Gatherer from any and all losses or damages that may be incurred as the result of the operation and maintenance of odorization Facilities or equipment at or near the Delivery Point(s) or those resulting from the failure of Shipper to properly odorize Gas delivered by Gatherer for the account of Shipper.

ARTICLE XVI
TAXES

16.1                           The term “Taxes” as used herein, means all taxes, fees, levies and charges imposed upon and paid by Gatherer other than ad valorem, capital stock, income or excess profit taxes (except as provided herein), general franchise taxes imposed on corporations on account of their corporate existence or on their right to do business within the state as a foreign corporation and similar taxes.  Taxes shall include, but not be limited to, gross receipts taxes, fees and other charges levied, assessed or made by any governmental authority on the act, right or privilege of transporting, handling or delivering Gas, which taxes or fees are based upon the quantity, Heat Content, value or sales/purchase price of the Gas.

16.2                           Shipper agrees to pay Gatherer, by way of reimbursement, all Taxes paid by Gatherer with respect to the gathering services provided hereunder and any associated Facilities

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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related to the performance of this Agreement.  If any such Taxes paid by Gatherer to any governmental authority are calculated based upon the value of or price paid for the Gas transported hereunder, Shipper will disclose to Gatherer the purchase price of such Gas to enable Gatherer to calculate and pay all such fees and Taxes to appropriate governmental authorities in a timely manner.  As of the date of execution of this Agreement, the Taxes that may be assessed for gathering or transportation service hereunder is the gas utility tax contained in Sections 122.001 — 122.205 of the Texas Utilities Code.  In the event any additional Taxes are assessed against Gatherer, and Gatherer notifies Shipper of such additional Taxes, Shipper must reimburse Gatherer for such additional Taxes as set forth above.

ARTICLE XVII
BILLING, ACCOUNTING AND REPORTS

17.1                           On approximately the 10th day of each Month, Gatherer will render to Shipper a statement for the preceding Month showing the amount of Gas (MMBtu and Mcf) delivered at the Receipt Point(s) and Delivery Point(s); the amount of compensation due to Gatherer hereunder, including reimbursement of Taxes and third party fees set forth in Article IX; other reasonable and pertinent information that is necessary to explain and support the same; and any adjustments made by Gatherer in determining the amount billed.

17.2                           Shipper will pay to Gatherer, within thirty (30) days upon receipt of an invoice from Gatherer, the amount set forth in Gatherer’s statement.  Gatherer will have the right to require that Shipper make all payments hereunder by wire transfer and Shipper will direct the bank wire transfer to DFW Midstream Services LLC at JP Morgan Chase Bank, NY, ABA No. [***], for deposit to Account No. [***].  To assure proper credit, Shipper should designate the company name, invoice number and amount being paid in the Fedwire Text Section.  If the amount contained in a statement is not paid within thirty (30) days of the due date, interest on all unpaid amounts will accrue at the rate of the lesser of [***]% per month, or the maximum rate allowed by law, from the date such amount is due Gatherer; provided, however, no interest will accrue on unpaid amounts when failure to make payment is the result of a bona fide dispute between the Parties regarding such amounts (and Shipper timely pays all amounts not in dispute) unless and until it is ultimately determined that Shipper owes such disputed amount, whereupon Shipper will pay Gatherer that amount, plus interest computed back to the original payment due date, immediately upon such determination.

17.3                           Each Party will have the right at all reasonable times to examine the records of the other Party to the extent necessary to verify the accuracy of any statement, charge, computation or demand made under or pursuant to any of the provisions in this Agreement.  If any such examination reveals any inaccuracy in such billing theretofore made, the necessary adjustments in such billing and payment will be made; provided, that no adjustments for any billing or payment will be made for any inaccuracy claimed after the lapse of twenty-five (25) months from the rendition of the invoice relating thereto.

17.4                           If Shipper fails to pay any fee required by the terms of this Agreement and failure to pay such fee is not the result of a bona fide dispute between the Parties hereto regarding such amounts hereunder and Shipper has timely paid all amounts not in dispute, Shipper shall have

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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fifteen (15) days upon receipt of written notice from Gatherer to remedy the failure to pay such fee. If the failure to pay such fee is not remedied by Shipper within the fifteen (15) day period, Gatherer may, upon written notice to Shipper, require Shipper to furnish a good and sufficient surety bond, or other good and sufficient security of a continuing nature as determined by Gatherer in good faith at its reasonable discretion within ten (10) days of such written notice. Such security will be in an amount equal to the estimated amount due for performing the services provided hereunder to Shipper for a three (3)-month period, as determined by Gatherer in good faith and its reasonable discretion. As an alternative to furnishing a surety bond or other good and sufficient security, Shipper shall have the right to deliver to Gatherer in immediately available funds an amount equal to said estimated amount, which shall be held by Gatherer to secure the timely and full performance of any obligations owing by Shipper to Gatherer under the terms of this Agreement.

ARTICLE XVIII
RESPONSIBILITY

Shipper is deemed to be in control and possession of the Gas until such Gas is delivered to Gatherer at the Receipt Point(s) and after such Gas has been delivered at the Delivery Point(s).  Gatherer is deemed to be in control and possession of the Gas after receipt of the Gas at the Receipt Point(s) and until such Gas is delivered to Shipper (or for its account) at the Delivery Point(s).  Each Party will have responsibility for Gas handled hereunder, or for anything that may be done, happen or arise with respect to such Gas, only when such Gas is in its control and possession as aforesaid.  Each Party will be responsible for any damage or injuries caused thereby until the same is delivered to the other Party at the Receipt Point(s) or Delivery Point(s), except injuries and damages that are attributable to the negligence or fault of the other Party or its Agents.

ARTICLE XIX
FORCE MAJEURE

19.1                           In the event either Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, except the obligation to pay monies due hereunder, it is agreed that, on such Party’s giving notice and reasonably full particulars of such Force Majeure, in writing, to the other Party within a reasonable time after the occurrence of the cause relied on, the obligations of the Party giving such notice, so far as they are affected by such Force Majeure, will be suspended during the continuance of any inability so caused, but for no longer period, and such cause will, so far as possible, be remedied with all reasonable dispatch.

19.2                           The term “Force Majeure” as used herein means acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terrorism, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, blackouts, floods and washouts; arrests, orders, directives, restraints and requirements of the government and governmental agencies, either federal, state or municipal, civil and military; explosions, breakage or accident to machinery or lines of pipe; unscheduled shutdowns of lines of pipe for emergency inspection, maintenance or repair; freezing of lines of pipe; and any other causes, whether of the kind enumerated or otherwise, not reasonably within the control of the Party

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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claiming suspension.  It is understood and agreed that the settlement of strikes or lockouts will be entirely within the discretion of the Party having the difficulty, and that the above reasonable dispatch will not require the settlement of strikes or lockouts by acceding to the demand of the opposing Party when such course is or is deemed to be inadvisable or inappropriate in the discretion of the Party having the difficulty.

19.3                           Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Shipper’s obligation to balance quantities of Gas hereunder or to make payment for quantities of Gas delivered prior to such event of Force Majeure.

19.4                           Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that condemnation, or any resulting delays, shall in no way be considered a Force Majeure event that could have an effect on either Party’s obligations herein; provided, however, that if the selection of the special commissioners for the condemnation takes more than thirty (30) days, such delay shall be considered a Force Majeure event.

ARTICLE XX
WAIVER OF BREACHES, DEFAULTS OR RIGHTS

No waiver by either Party of any one or more breaches, defaults or rights under any provisions of this Agreement will operate or be construed as a waiver of any other breaches, defaults or rights, whether of a like or of a different character.  By providing written notice to the other Party, either Party may assert any right not previously asserted hereunder or may assert its right to object to a default not previously protested.  Except as specifically provided herein, in the event of any dispute under this Agreement, the Parties will, notwithstanding the pendency of such dispute, diligently proceed with the performance of this Agreement without prejudice to the rights of either Party.

ARTICLE XXI
REMEDY FOR BREACH

Except as otherwise specifically provided herein, if either Party fails to perform any of the covenants or obligations imposed upon it in this Agreement (except where such failure is excused under the Force Majeure or other provisions hereof), then the other Party may, at its option (without waiving any other remedy for breach hereof), by notice in writing specifying the default that has occurred, indicate such Party’s election to terminate this Agreement by reason thereof; provided, however, that Shipper’s failure to pay Gatherer within a period of twenty (20) days following Shipper’s receipt of written notice from Gatherer advising of such failure to make payment in full within the time specified previously herein, will be a default that gives Gatherer the right to seek any and all available legal and equitable remedies, including the right to immediately suspend performance or terminate this Agreement, unless such failure to pay such amounts is the result of a bona fide dispute between the Parties hereto regarding such amounts hereunder and Shipper timely pays all amounts not in dispute.  With respect to any other matters, the Party in default will have thirty (30) days from receipt of such written notice to commence the remedy of such default, and upon failure to do so the non-defaulting Party shall have the right

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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to seek any and all available legal and equitable remediates, including the right to terminate this Agreement upon ninety (90) days prior written notice; provided, however, that as long as the defaulting Party is taking all necessary actions, on a reasonable best efforts basis, to remedy such default, the non-defaulting Party shall not have the right to terminate this Agreement.  Any such suspension or termination will be in addition to and not in lieu of any available legal or equitable remedy and will not prejudice the right of the Party not in default: (i) to collect any amounts due it hereunder for any damage or loss suffered by it, (ii) to receive any quantities of Gas owned by such Party, and (iii) will not waive any other remedy to which the Party not in default may be entitled for breach of this Agreement. However, if the dispute in question is sent to arbitration (as defined below), neither Party shall have the right to terminate this Agreement, based on the dispute in question, until arbitration is completed.

ARTICLE XXII
ARBITRATION

Any dispute under this Agreement will be submitted to binding arbitration before a single arbitrator that has specific expertise in the natural gas pipeline business, selected by the American Arbitration Association (the “AAA”), with such arbitration proceeding to be conducted in Fort Worth, Texas, in accordance with the Commercial Arbitration Rules of the AAA.  The arbitrator will be instructed and empowered to take reasonable steps to expedite the arbitration and the arbitrators’ judgment will be final and binding upon the Parties subject solely to challenge on the grounds of fraud or gross misconduct.  Judgment upon any verdict in arbitration may be entered in any court of competent jurisdiction.  Notwithstanding the foregoing, a Party may seek a preliminary injunction or other provisional judicial relief if in such Party’s judgment such action is necessary to avoid irreparable damage or to preserve the status quo.  Unless otherwise expressly set forth in this Agreement, the procedures specified in this Article XXII will be the sole and exclusive procedures for the resolution of disputes and controversies between the Parties arising out of or relating to this Agreement.

ARTICLE XXIII
WARRANTY

Shipper warrants that upon delivery of Gas to Gatherer for gathering and transportation hereunder, Shipper, or the party for whom Shipper is having Gas gathered and transported, will have good title to or the right to deliver such Gas and that such Gas will be free and clear of all liens, encumbrances and adverse claims. Shipper will indemnify and hold harmless Gatherer from and against all suits, actions, debts, accounts, damages, costs (including attorneys’ fees), losses and expenses arising out of or in connection with any adverse claims of any and all persons regarding said Gas.

ARTICLE XXIV
LAWS AND REGULATIONS

24.1                           This Agreement, and Gatherer’s obligations under this Agreement, are subject to all applicable state and federal laws, including but not limited to the Texas Natural Resources Code and the Texas Utilities Code and orders, directives, rules and regulations of any governmental body,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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official or agency having jurisdiction, including but not limited to the Railroad Commission of Texas, and its rules and regulations pertaining to the gathering and transportation of Gas.

24.2                           Shipper represents and warrants to Gatherer that all Gas has not been, and will not be, used, consumed or transported in another state, or commingled at any point, either upstream or downstream, with other Gas that is or may be sold, consumed, transported, exchanged or otherwise utilized in interstate commerce in any manner that will subject either Party, the Facilities of either Party, this Agreement or the Gas to the jurisdiction of the FERC under the NGA.

ARTICLE XXV
MISCELLANEOUS

25.1                           Confidentiality.  Gatherer and Shipper agree to keep the terms and provisions of this Agreement confidential and not to disclose the terms of the same to any third parties; provided, however, each Party will have the right to make such disclosures, if any, to governmental agencies and to its own affiliates, attorneys, auditors, accountants, lenders, and shareholders as may be reasonably necessary.  Each Party will ensure that its affiliates comply with the provisions of this Section 25.1.  In the event a Party is required to provide this Agreement for review pursuant to a proceeding before a governmental agency, then such Party will seek a protective order or confidentiality agreement, whichever is applicable, prior to providing this Agreement for such review.

25.2                           Assignment and Transfer.

This Agreement is binding upon and will inure to the benefit of the Parties and their respective successors and assignees; provided, however, that, except as otherwise expressly permitted herein, neither Gatherer nor Shipper may assign or transfer this Agreement, or any right or obligation arising under it, without first obtaining the other Party’s prior written consent (which consent will not be unreasonably withheld); provided, either Party may transfer its interests, rights and obligations under this Agreement without consent to (i) such Party’s parent, (ii) any affiliate controlled by such parent, or (iii) to a third party in accordance with the following provisions of this Section 25.2.  Subject to continued performance by counterparties of such assignments, all Gas received by Gatherer from wells (future and existing) in the Dedication Area shall be credited towards the total Annual Throughput Guarantee, regardless of any transfer of ownership of such wells or any assignment of interests hereunder.

Third Party Assignment — Production Guarantor.  Production Guarantor may assign its obligations under this Agreement without consent of Gatherer to the purchaser of all or part of Production Guarantor’s or its affiliates’ assets within the Dedication Area [***].

Third Party Assignment — Assigned Assets.  If Shipper, Production Guarantor or any of their affiliates assign, sell or otherwise dispose of all or a portion of Shipper’s, Production Guarantor’s and their affiliates’ assets in the Dedication Area that are subject to the Production Dedication (the “Assigned Assets”) through a merger, acquisition, consolidation, reorganization, sale or other transaction, Shipper, Production Guarantor or any of their affiliates may assign their respective portions of the rights and obligations of this Agreement which are associated with the

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Assigned Assets and their pro rata share of the obligation to make the Minimum Throughput Payment hereunder provided that the assignee or successor to Shipper, Production Guarantor or any of their affiliates, as applicable (an “Assuming Assignee”), executes a counterpart to this Agreement acknowledging the Production Dedication and Dedication Area and agreeing to be bound to and dedicate the Assigned Assets to the Production Dedication as set forth in this Agreement.  Upon the foregoing assignment to an Assuming Assignee, except as provided in the next sentence, Shipper will [***].  If the Assuming Assignee, or any guarantor of the Assuming Assignee’s obligations under this Agreement pursuant to a guaranty agreement in favor of Gatherer in substantially the same form, and substantively identical, as the Guaranty or otherwise acceptable to Gatherer, has a Credit Rating as of the date of such assignment equal to or greater than [***]

Collateral Assignment.  The Parties shall be entitled to assign this Agreement to one or more financial institutions for financing purposes without such other Party’s consent so long as the assigning Party notifies the non-assigning Party of such assignment in writing.  The assigning Party agrees to enter into a consent to assignment in favor of the providers of such financing and/or their agents or trustees (the “Financing Parties”) pursuant to which the non-assigning Party, without limitation, (A) consents to the assignment of this Agreement to the Financing Parties, (B) agrees to provide the Financing Parties with a reasonable right to cure defaults of the assigning Party under this Agreement, (C) upon the Financing Parties’ agreement to be bound by and perform the terms hereof, agrees that the Financing Parties (or their assignees or transferees) can be substituted for the assigning Party under this Agreement upon an exercise of remedies by the Financing Parties against the non-assigning Party and (D) agrees to enter into a replacement agreement with the Financing Parties (or their assignees or trustees) on substantially similar terms and conditions to this Agreement if the assigning Party rejects this Agreement, or this Agreement is otherwise terminated, in a bankruptcy or similar proceeding with respect to the non-assigning Party and the Financing Parties become the owner of the Gathering System, provided that in such consent to assignment, the Financing Parties also agree to enter into the replacement agreement on the terms of this subpart (D).

25.3                           Entirety.  This Agreement (including the attached Individual Transaction Sheet or any other applicable Individual Transaction Sheet) is the entire agreement between the Parties covering the subject matter hereof, and there are no agreements, modifications, conditions or understandings, written or oral, express or implied, pertaining to the subject matter hereof that are not contained herein.

25.4                           Modifications.  This Agreement may be amended or modified in whole or in part, and terms and conditions may be waived, only by a duly authorized agreement in writing (excluding electronic mail) which makes reference to this Agreement executed by each Party.

25.5                           Publicity.  All press releases or other public communications of any nature whatsoever relating to the transactions contemplated by this Agreement, and the method of the release for publication thereof, shall be subject to the prior written consent of Gatherer and Shipper, which consent shall not be unreasonably withheld, conditioned or delayed by any Party; provided, however, that a Party may publish such press releases or other public communications

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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as such Party may consider necessary in order to satisfy such Party’s obligations at Law or under the rules of any stock or commodities exchange after consultation with the other Party as is reasonable under the circumstances and providing the other Party the opportunity to review such press release or other public communication.

25.6                           Headings and Subheadings.  The captions, headings or subheadings preceding the various parts of this Agreement are inserted and included solely for convenience and will never be considered or given any effect in construing this Agreement or any part of this Agreement, or in connection with the intent, duties, obligations or liabilities of the Parties hereto.

25.7                           Choice of Law and Venue.  THIS AGREEMENT IS GOVERNED BY AND WILL BE CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN STATE OF TEXAS.

25.8                           Limitation on Damages.  THE PARTIES HEREBY WAIVE THE RIGHT TO RECOVER ALL SPECIAL, INDIRECT, INCIDENTAL, CONTINGENT, PUNITIVE, EXEMPLARY AND CONSEQUENTIAL DAMAGES. NOTWITHSTANDING THE IMMEDIATELY PRECEEDING SENTENCE, A PARTY MAY RECOVER FROM THE OTHER PARTY ALL COSTS, EXPENSES OR DAMAGES (INCLUDING INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE AND OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES) PAID OR OWED TO ANY THIRD PARTY IN SETTLEMENT OR SATISFACTION OF CLAIMS OF THE TYPE DESCRIBED IN THIS SECTION FOR WHICH SUCH PARTY HAS A RIGHT TO RECOVER FROM THE OTHER PARTY.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN AND TO ELIMINATE ANY DOUBT, IN THE EVENT GATHERER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH ARTICLE XXI AS A RESULT OF THE FAILURE OF SHIPPER (OR ANY OF ITS SUCCESSORS OR ASSIGNS) TO PERFORM ITS OBLIGATIONS UNDER SECTION 3 OF AN INDIVIDUAL TRANSACTION SHEET, GATHERER’S DIRECT DAMAGES SHALL INCLUDE, BUT NOT BE LIMITED TO, THE AGGREGATE AMOUNT OF ALL FEES, CHARGES AND OTHER PAYMENTS WHICH GATHERER WOULD HAVE BEEN ENTITLED TO RECEIVE BUT HAD NOT YET RECEIVED FROM SHIPPER (OR ANY OF ITS SUCCESSORS OR PERMITTED ASSIGNS) UNDER THIS AGREEMENT OR UNDER EACH INDIVIDUAL TRANSACTION SHEET ENTERED INTO PURSUANT TO THIS AGREEMENT HAD SHIPPER (OR ANY OF ITS SUCCESSORS OR PERMITTED ASSIGNS) FULLY PERFORMED ITS OBLIGATIONS HEREUNDER.

25.9                           Counterparts.  This Agreement may be executed in any number of counterparts, each of which is deemed to be an original and all of which constitute one and the same agreement.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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25.10                     Joint Preparation.  No provision of this Agreement is to be construed against or interpreted to the disadvantage of any Party by any court or other governmental or judicial authority by reason of such Party having or being deemed to have prepared, structured or dictated such provision.  The terms of this Agreement, including the rates and charges for the services to be provided, have been reached through arms length negotiations, and neither Party had an unfair advantage during the negotiations thereof.

25.11                     Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect.  The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties to the greatest extent legally permissible.

25.12                     Authority to Enter into Agreement.  Each Party to this Agreement represents and warrants that it has full and complete authority to enter into and perform this Contract.

25.13                     Shipper Guaranty. Shipper shall, at all times during the term of this Agreement, maintain the Guaranty in full force and effect (except to the extent replaced in accordance with Section 25.2 above).

ARTICLE XXVI
GAS LIFT

The provisions of this Article XXVI shall remain in effect month-to-month until terminated by Gatherer or Shipper with at least 30-days’ prior written notice to the other Parties.  In the event Shipper or Shipper’s Agent is the Operator of the well or unit, and requests gas lift services, the following will apply:

Shipper agrees to reimburse Gatherer for all costs, upon invoice, incurred by Gatherer for the installation and operation of the facilities required to provide gas lift services (collectively, the “Gas Lift Facility”), which can include but will not be limited to a meter station, over pressure protection valve and device, electronic flow meter, radio communication equipment, SCADA, and appurtenant valves and appropriate piping and tubing.  Shipper or Shipper’s Agent shall own the Gas Lift Facility; and Gatherer shall operate the Gas Lift Facility.

If requested by Shipper, Gatherer will make available to Shipper or Shipper’s Agent at the Gas Lift Facility a quantity of gas to be used by Shipper or Shipper’s Agent, as field use gas.  The quantity of Gas so provided by Gatherer shall be deducted from the quantities received by Gatherer from Shipper or Shipper’s Agent hereunder for purposes

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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of determining the quantities of Gas to which the Gathering Fee applies, but not for purposes of determining the Retention Volumes.  For example, if Gatherer delivered 10 MMBtu of field use gas to Shipper or Shipper’s Agent at the Gas Lift Facility during a Month and Shipper or Shipper’s Agent delivered 100 MMBtu of Gas hereunder at the Receipt Point(s) during such Month, then the Gathering Fee would apply to the net quantity of 90 MMBtu of Gas, but the Retention Volumes would be determined based on the entire 100 MMBtu of Gas received at the Receipt Point(s). In the event Shipper or Shipper’s Agent is unable to replace such field use gas quantities by the end of the Month of delivery by Gatherer, then Shipper shall purchase such gas quantities at the Platts Gas Daily daily price survey “Midpoint” for the “Waha” index price plus $[***] in effect for the day(s) such field use gas was delivered by Gatherer to Shipper or Shipper’s Agent.

** END OF NATURAL GAS GATHERING AGREEMENT **

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the Parties have executed this Agreement in one or more copies or counterparts, each of which, when executed by the Parties, will constitute and be an original effective agreement between the Parties as of the date first above written.

SHIPPER:	GATHERER:

Chesapeake Energy Marketing, Inc.	DFW Midstream Services LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

PRODUCTION GUARANTOR:

Chesapeake Exploration, LLC

By:

Printed Name:

Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NATURAL GAS GATHERING AGREEMENT

SECOND AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1 (“ITS No. 1”)

This Second Amended and Restated Individual Transaction Sheet No. 1 (this “ITS No. 1”) is entered into effective as of 10:00 a.m. central time on April 1, 2011 (the “Effective Date”) and is subject to the terms of the Amended and Restated Natural Gas Gathering Agreement dated August 1, 2010 between DFW Midstream Services LLC, Chesapeake Energy Marketing, Inc., and Chesapeake Exploration, LLC (the “Base Agreement” and together with this ITS No.1, the “Agreement”).  Capitalized terms not otherwise defined herein will have the meaning given in the Base Agreement.

RECITALS

WHEREAS, Gatherer and Shipper entered into that certain (a) Natural Gas Gathering Agreement (the “Original Base Agreement”) dated effective September 3, 2009 (the “Original Effective Date”) and (b) Individual Transaction Sheet No.1 dated September 3, 2009 (the “Original ITS” and, together with the Original Base Agreement, the “Original Agreement”);

WHEREAS, Gatherer and Shipper amended and restated the Original Agreement pursuant to the Base Agreement and an Amended and Restated Individual Transaction Sheet No. 1 dated August 1, 2010 (the “A&R ITS”);

WHEREAS, Gatherer and Shipper amended the A&R ITS pursuant to an Amendment dated August 20, 2010; and

WHEREAS, Gatherer and Shipper desire to amend and restate the A&R ITS as provided herein, but the Base Agreement shall not be amended hereby and shall continue in effect as written.

1.                                       THE TRANSACTION.  Gatherer will provide transportation and (with respect to Gas delivered to the Delivery Points other than the GM Delivery Point), compression and dehydration services (the “Gathering Services”) to Shipper as set forth in this ITS No.1 for the Dedication Area (as defined below).  In order to provide these Gathering Services, Gatherer will construct, own, and operate various Facilities as required to provide the Gathering Services in accordance with this Agreement.

2.                                       GATHERING SYSTEM.  Gatherer shall build the Facilities necessary to receive Gas up to the MDQ at the Receipt Points, to deliver that Gas at the Delivery Points and to provide the

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Gathering Services as further defined in this ITS No. 1.  Gatherer anticipates building the Facilities more specifically described below and illustrated on Exhibits A, A-1, A-2, A-3 and A-4, but the final configuration and Facilities of the Gathering System will be subject to change at Gatherer’s discretion based on several factors including construction, licensing and other factors.  Gatherer is only obligated to build the Facilities necessary to provide the Gathering Services as defined in this ITS No. 1. The term “Gathering System” shall mean collectively, the following:

Arlington Gathering Station No. 1:  located at 1015 West Harris Road in Arlington, Texas, as further depicted on Exhibit A-1.

Dalworthington Gathering Station No. 1:  located at 3018 West Pioneer Parkway in Dalworthington Gardens, Texas, as further depicted on Exhibit A-1 (Arlington Gathering Station No. 1 and Dalworthington Gathering Station No. 1 are each a “Gathering Station” and collectively, the “Gathering Stations”).

ETF Lake Arlington Interconnect:  Interconnect between Gatherer’s West Arlington Mainline and Energy Transfer Fuel’s (“ETF”) 24” Old Ocean Line, as further depicted on Exhibit A-1.

ETF Chambers Road Interconnect:  Interconnect between Gatherer’s Southern Mainline and ETF’s dual 24” Old Ocean Lines, as further depicted on Exhibit A-3.

ETF Duke Interconnect:  Interconnect between Gatherer’s Arlington Gathering Station No. 1 discharge line and ETF’s 16” Mountain Creek Lateral, as further depicted on Exhibit A-1.

Enterprise Trinity River Interconnect:  Interconnect between Gatherer’s Trinity River Mainline and Enterprise’s 30” diameter Trinity River Basin Lateral, as further depicted on Exhibit A-4. Gatherer estimates the Enterprise Trinity River Interconnect will be Operational on or before May 2, 2011, which shall not constitute a Target Date for purposes of Section 7 of this ITS No. 1.

Southern Mainline:  high-pressure 24” line between Arlington Gathering Station No. 1 and the ETF Chambers Road Interconnect, as further depicted on Exhibit A-1 and A-3.

West Arlington Mainline:  high-pressure 16” line between Dalworthington Gathering Station No. 1 and the ETF Lake Arlington Interconnect, as further depicted on Exhibits A-1 and A-2.

Trinity River Mainline:  4.6 mile high-pressure twenty-inch (20”) diameter line extending north from the Division Street Valve Yard to the Enterprise Trinity River Interconnect in Fort Worth, as further depicted on Exhibit A-4.

Trinity River Connection Facilities:  (i) 2.3 mile high-pressure 12” diameter line from the Dalworthington Gathering Station No. 1 to the Division Street Valve Yard (the “12” Trinity River Connector”), (ii) property and equipment to be acquired for the Division

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Street and Trinity River Valve Yards, as further depicted on Exhibit A-4. Gatherer estimates the Trinity River Connection Facilities will be Operational on or before May 2, 2011, which shall not constitute a Target Date for purposes of Section 7 of this ITS No. 1.

North Arlington Header:  a 16” low-pressure line on the west-side and a 24” low-pressure line on the east-side between Dalworthington Gathering Station No. 1 and the JDD Valve Yard, as depicted on Exhibit A-1 and A-2.

South Arlington Low-Pressure System:  (i) 24” low-pressure line between the Fulson Valve Yard and the Seguin High School Valve Yard; (ii) 30” low-pressure line between Arlington Gathering Station No. 1 and the Seguin High School Valve Yard; and (iii)  24” low-pressure Crossroads Lateral, as further depicted on Exhibits A-2 and A-3.

Century Header:  24” low-pressure line, as further depicted on Exhibit A-1.

Dalworthington Header:  20” low-pressure line extending from the Pappy Elkins Valve Yard to the Dalworthington Gathering Station No. 1, as further depicted on Exhibit A-1.

North Grand Prairie Header:  24” and 20” low-pressure line extending north from the JDD Valve Yard, as depicted on Exhibit A-2.

Grand Prairie Header:  24” low-pressure line extending from the JDD Valve Yard to the Barnes Assembly Drill-site, as depicted on Exhibit A-2.

Kennedale Header:  24” line low pressure extending east from the Renfro Drill-site and terminating at Arlington Gathering Station No. 1, as depicted on Exhibit A-1.

GM Delivery Point Facilities:  4” meter skid with filter separator, as depicted on Exhibit A-2.

Additional Well Connect Facilities (as defined in this ITS No. 1) constructed pursuant to this Agreement.

3.                                       WELL CONNECT FACILITIES.  Gatherer shall construct, own, maintain and operate Facilities to provide the Gathering Services and connect Shipper’s and/or Shipper’s affiliates’ Gas wells to the Gathering System located within the Dedication Area (“Well Connect Facilities”) in accordance with the following:

(a)                                  As part of the Facilities, Gatherer shall fund the Well Connect Facilities for the drill-sites listed on Exhibit C of this ITS No. 1.

(b)                                 For every [***] ([***]) wells drilled, completed and connected by Well Connect Facilities on the existing drill-sites listed on Exhibit C (each group of [***] ([***]) wells, a “[***]-Well Tier”), including but not limited to wells already drilled and the wells identified on the drill-sites in each case listed on Exhibit C as of the Original Effective Date (the “Existing Drill-sites”), Gatherer agrees to

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

fund up to $[***] million (the “Additional Capital”) for the construction of Well Connect Facilities and Additional Facilities not associated with Existing Drill-sites.  The first $[***] million will be released for use by the Shipper and TGPNA after wells in the first [***]-Well Tier are drilled, completed, and connected.  The second $[***] million will be released for use by the Shipper and TGPNA after wells in the second [***]-Well Tier are drilled, completed, and connected. The third $[***] million will be released for use by the Shipper and TGPNA after wells in the third [***]-Well Tier are drilled, completed, and connected.  For the avoidance of doubt, Gatherer shall not be obligated to fund more than an amount equal to $[***] million in the aggregate with respect to all [***]-Well Tiers (a maximum of [***]-Well Tiers), which includes the Committed Additional Capital, as defined below. The “Committed Additional Capital” represents the amount of Additional Capital committed by Gatherer to Well Connect Facilities approved by Shipper prior to the Effective Date, with such already-approved Well Connect Facilities to be known herein as the “Committed Well Connect Facilities.” The Committed Additional Capital shall be adjusted up or down based on a reconciliation of the estimated and actual cost of the Committed Well Connect Facilities. The $[***] million, which includes the Committed Additional Capital, is the maximum allocation to be shared between TGPNA and Shipper as described below.  All Additional Capital shall be for the benefit of TGPNA and Shipper; provided, however, that (i) TGPNA and Shipper shall be entitled to jointly request [***]% of the Additional Capital, or (ii) Shipper shall be entitled to individually request [***]% of the Additional Capital, and, pursuant to the Gas Gathering Agreement and Individual Transaction Sheet No. 1 between Gatherer and TGPNA (the “TGPNA GGA”), TGPNA shall be entitled to individually request [***]% of the Additional Capital.

Gatherer further agrees to fund up to an additional $[***] million for the construction of Well Connect Facilities and Additional Facilities not associated with drill-sites included in the three [***]-Well Tiers above.  The additional $[***] million can be used by Shipper and TGPNA at such time as an additional [***] ([***]) wells (for a total of [***] wells) have been drilled, completed and connected to the Gathering System by the Well Connect Facilities (or capable of producing if such well is awaiting connection by Gatherer pursuant to an Additional Capital project that Gatherer is constructing to connect such well).  For the avoidance of doubt, Gatherer’s aggregate obligation with respect to funding under this Section 3(b) shall not exceed $[***] million, which includes the Committed Additional Capital (such amount, the “Aggregate Additional Capital”), and the Aggregate Additional Capital is the maximum allocation to be shared between TGPNA and Shipper as described below.  All Aggregate Additional Capital shall be for the benefit of TGPNA and Shipper, provided, however, that (i) TGPNA and Shipper shall be entitled to jointly request [***]% of the Aggregate Additional Capital, or (ii) Shipper shall be entitled to individually request [***]% of the Aggregate Additional Capital, and, pursuant to

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the TGPNA GGA, TGPNA shall be entitled to individually request [***]% of the Aggregate Additional Capital.

In order to request the investment of Additional Capital by Gatherer, Shipper or Shipper and TGPNA jointly shall provide a written request for each project containing the basic information (physical location, projected volumes, expected Gas quality, project timing and other relevant information) of such project.  Shipper or Shipper and TGPNA jointly shall provide (a) such written request with sufficient lead time for Gatherer to prepare a complete estimate, for evaluation of the proposal by Shipper or Shipper and TGPNA jointly and preparation for construction by Gatherer to meet the proposed start date of the project and (b) such other information requested by Gatherer for Gatherer to prepare a response to Shipper or Shipper and TGPNA jointly.  Gatherer will then provide to Shipper or Shipper and TGPNA jointly an estimate of the required Additional Capital and schedule for the completion of such project.  Shipper or Shipper and TGPNA jointly shall have thirty (30) Days to provide written notice to Gatherer of its acceptance of Gatherer’s response to such Additional Capital request.  Upon receipt of such notice by Shipper or Shipper and TGPNA jointly, Gatherer shall commence work on the project in accordance with the schedule so accepted by Shipper or Shipper and TGPNA jointly.  Within sixty (60) Days after completion of the project, Gatherer shall provide Shipper or Shipper and TGPNA jointly with a reconciliation of such project’s actual costs to the estimate of costs previously provided Shipper or Shipper and TGPNA jointly.

(c)                                  In addition to 3(b) above, Shipper or Shipper and TGPNA jointly may request in writing for the construction of Well Connect Facilities and Additional Facilities that would result in funding requirements in excess of the Aggregate Additional Capital (such facilities, “Incremental Facilities”).  After receipt of such written request, Gatherer may, in its sole discretion and within a reasonable period as determined by the complexity of the project, not to exceed ninety (90) Days, provide an offer to fund (a “Funding Offer”) the capital required to construct such Incremental Facilities (the “Discretionary Additional Capital”).  Each Funding Offer shall provide the projected (i) “Incremental Cost” which shall include the Discretionary Additional Capital, the estimated annual operating expenses for the Incremental Facilities, and an amount sufficient to provide Gatherer a [***]% pre-tax internal rate of return (the “Required IRR”) on the Discretionary Additional Capital over the remaining Term of this ITS No.1, (ii) Shipper or combined Shipper and TGPNA throughput on an annual basis (based on input from Shipper or Shipper and TGPNA jointly) (the “Incremental Volumes”) and (iii) an “Incremental Fee” calculated utilizing the projected Incremental Cost and the projected Incremental Volumes. If Shipper or Shipper and TGPNA jointly accepts a Funding Offer, upon completion of the Incremental Facilities, Gatherer shall recalculate such Incremental Fee based upon documented Discretionary Additional Capital expenditures for the Well Connect Facilities.  In addition, on an annual basis, the Incremental Fee will be recalculated to take into

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

consideration the actual Incremental Volumes and actual annual operating expenses for the Incremental Facilities during the previous year.  Such recalculation shall increase or decrease, as applicable, the Incremental Fee in order to provide Gatherer the Required IRR in respect of such Incremental Facilities for the remaining Term.  All Discretionary Additional Capital shall be for the benefit of Shipper or Shipper and TGPNA jointly and its permitted assignees, provided, however, that only Shipper, TGPNA or the 100% assignee of either Shipper or TGPNA shall have such right to request Discretionary Additional Capital.  No partial assignment by either Shipper or TGPNA of such right to such Discretionary Additional Capital shall be permitted hereunder or under the TGPNA GGA.

The Incremental Facilities shall be sized appropriately to gather the projected Incremental Volumes; however, the Gatherer may, in its sole discretion, increase the size of the Incremental Facilities to gather third party volumes.  If Gatherer increases the size of the Incremental Facilities, the increased cost of the Incremental Facilities will not be included in the calculation of the Incremental Fee.  So long as the Gatherer does not increase the size of the line and invest incremental capital for third party volumes, Shipper or Shipper and TGPNA jointly will be entitled to count as Incremental Volumes [***]% of any third party volumes (the “Third Party Credit”).  Such Third Party Credit will be calculated at the current fiscal year end and applied against the following year’s projected Incremental Volumes utilized to recalculate the Incremental Fee.  Shipper or Shipper and TGPNA jointly shall receive a maximum Third Party Credit equal to the projected Incremental Volumes utilized to calculate the Incremental Fee for the applicable year.

(d)                                 If Shipper or Shipper and TGPNA jointly reject any Funding Offer, Shipper or Shipper and TGPNA jointly may elect, in their sole discretion, to (i) provide the Discretionary Additional Capital and have Gatherer construct the Incremental Facilities as provided below in this Section 3(d), (ii) not pursue the construction of any such Incremental Facilities or (iii) if the Funding Offer results in the (a) Incremental Fee plus (b) the Gathering Fee totaling more than $[***] per MMbtu as increased or decreased annually from and after the Original Effective Date by [***]% of the Consumer Price Index, be released from the Dedication Area for the affected wells.  “Consumer Price Index” shall mean “Consumer Price Index - All Urban Consumers (CPI-U), All Items, 1982-84 = 100” as published by the Bureau of Labor Statistics of the United States Department of Labor.  If the Consumer Price Index is not available, a reliable governmental or other non-partisan publication evaluating the information used in determining the Consumer Price Index shall be used.  If Shipper or Shipper and TGPNA reject the Funding Offer and jointly elect to have Gatherer construct the Incremental Facilities, Shipper or Shipper and TGPNA jointly shall pay Gatherer for Gatherer’s actual costs in constructing the Incremental Facilities (with such payment to be in the form of progress payments from Shipper or Shipper and TGPNA jointly to

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Gatherer such that Gatherer’s cash flow from such actual costs and Shipper or Shipper and TGPNA joint payments is neutral).  The Parties agree that upon completion, clear title to such Incremental Facilities will be vested in or conveyed to the Gatherer, and Gatherer shall own and operate any Incremental Facilities constructed with such Shipper funding.  In such case where Shipper or Shipper and TGPNA jointly provide the Discretionary Additional Capital, the Gathering Fee with respect to Incremental Volumes transported through such Incremental Facilities, including the Incremental Volumes connected by Incremental Facilities that are upstream from the Incremental Facilities funded by Shipper or Shipper and TGPNA jointly, shall be reduced by an amount equal to [***]% of the Incremental Fee that was associated with the original Incremental Cost and the Incremental Volumes.

(e)                                  If Gatherer declines to make a Funding Offer with respect to any such Incremental Facilities, Shipper or Shipper and TGPNA jointly may elect, in its sole discretion, to (i) cause Gatherer to release the affected acreage related to the requested Incremental Facilities from Shipper’s or Shipper’s and TGPNA’s Dedication Area, (ii) provide the Discretionary Additional Capital and have Gatherer construct the Incremental Facilities and pay Gatherer, under the same terms and conditions as provided for in Section 3(d) above, or (iii) fund, construct, own and operate the Incremental Facilities.  If Shipper or Shipper and TGPNA jointly fund the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, the Parties agree that upon completion, clear title of such facilities will be conveyed to Gatherer, and Gatherer shall own and operate any Incremental Facilities constructed with such Shipper or Shipper and TGPNA joint funding.  In such case where Shipper or Shipper and TGPNA jointly provide the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, the applicable Gathering Fee with respect to the Incremental Volumes transported through such Incremental Facilities, including the Incremental Volumes connected by Incremental Facilities that are upstream from the Incremental Facilities funded by Shipper or Shipper and TGPNA jointly, shall be reduced by an amount equal to [***]% of the Incremental Fee that was calculated utilizing the original Incremental Cost and the Incremental Volumes.  Such Incremental Fee shall be calculated in a similar manner as 3(c) above and Gatherer shall pay a fee equal to the Incremental Fee to Shipper or Shipper and TGPNA jointly for any Third Party Gas shipped on such Incremental Facilities.

For purposes of illustration only, set forth on Exhibit D hereto is an example of the methodology to be used in connection with calculation of the Incremental Fee.

4.                                       PRODUCTION DEDICATION.  Subject to the terms and conditions of this Agreement, Shipper, and/or Shipper’s affiliates, shall dedicate to this Agreement and commit to transport on the Gathering System all Gas production (“Production Dedication”) that Shipper, and/or Shipper’s affiliates, own, control, or have the right to sell or transport, from wells, oil and Gas leases and properties within the area (collectively referred to as the “Dedication Area”)

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described on Exhibit B and illustrated on Exhibit A attached to this ITS No. 1.  Such commitment and dedication shall be deemed a covenant running with the land and will be imposed on any successors and assignees of Shipper, and/or Shipper’s affiliates. Any adjustment to the Dedication Area, other than adjustments allowable under the terms herein, must be approved by the Parties in writing.

If Shipper, and/or Shipper’s affiliates acquire any additional Gas production or acquire the right to sell or transport any additional Gas within the Dedication Area at any time during the Term of this Agreement, all of such Gas shall be dedicated to this Agreement and transported on the Gathering System subject to the terms contained herein.  Shipper shall cooperate and execute as reasonably requested by Gatherer, and Gatherer may record in the county records, memoranda and other documents sufficient for recording purposes that demonstrate such commitment and dedication.

5.                                       TERM.  This Agreement will, subject to the terms and provisions hereof, remain in full force and effect until September 3, 2029, and year to year thereafter unless terminated by either Party with sixty (60) Days written notice.

6.                                       FEES.

(a)                                  (i)                                     For all Gas received by Gatherer at a Receipt Point and redelivered for the account of Shipper at the Lake Arlington Delivery Point, the Chambers Road Delivery Point, the Duke Delivery Point, and/or the Trinity River Delivery Point, and for all Gas redelivered for the account of Shipper at the GM Delivery Point other than GM Royalty Gas, Shipper shall pay Gatherer a fee for the Gathering Services, calculated on the volume of Shipper’s Gas redelivered at such Delivery Point(s):

(A)                              $[***] per MMBtu (the “[***] Gathering Fee”) for the first [***] MMBtus per Day (the “[***] Gathering Fee Volume”) for the Term of this Agreement; and

(B)                                $[***] per MMBtu (the “[***] Gathering Fee”) for all volume above [***] MMBtus per Day (the “[***] Gathering Fee Volume”) for the Term of this Agreement.

(ii)                                  For Gas received by Gatherer at the Receipt Points identified as “GM A” and “GM B” on Exhibit C representing GM’s royalty Gas pursuant to an oil and gas lease between GM and an affiliate of Shipper (the “GM Royalty Gas”), and redelivered for the account of Shipper at the GM Delivery Point (the “GM Gathering Fee Volume”), Shipper shall pay Gatherer a fee of $[***] per MMBtu for Gathering Services (the “GM Gathering Fee”) calculated on the volume of such Gas redelivered at such Delivery Point. Gatherer shall not be required to provide dehydration and compression services for Gas redelivered for the account of Shipper at the GM Delivery Point.

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(b)                                 The GM Gathering Fee, the [***] Gathering Fee and the [***] Gathering Fee (collectively, the “Gathering Fees”) shall be adjusted, to the extent applicable, for the following:

(i)                                     Any Incremental Costs associated with the Incremental Facilities (as provided in Sections 3(b) through (e));

(ii)                                  Well Connect Bonus (as defined in Section 7(b));

(iii)                               Well Connect Penalties (as defined in Section 7(d));

(iv)                              Adjustments provided in Section 7(g);

(v)                                 Pressure Penalties (as defined in Section 11(c)); and

(vi)                              Extended Pressure Penalties (as defined in Section 11(e)).

(c)                                  Starting on July 1, 2010, and continuing thereafter for [***] ([***]) years (the “Throughput Guarantee Term”), Shipper commits to transport a minimum volume during each 12-Month period (an “Annual Throughput Period”) during the Throughput Guarantee Term, that results in the sum of (x) the [***] Gathering Fee Volume for such Annual Throughput Period multiplied by the [***] Gathering Fee, (y) the [***] Gathering Fee Volume for such Annual Throughput Period multiplied by the [***] Gathering Fee, and (z) the GM Gathering Fee Volume for such Annual Throughput Period multiplied by the GM Gathering Fee (the “Annual Invoiced Revenue”) being equal to, or greater than, the following amounts (the “Annual Throughput Guarantee”) for each Annual Throughput Period:

(i)                                     $[***] for the First Annual Throughput Period;

(ii)                                  $[***] for the Second Annual Throughput Period;

(iii)                               $[***] for the Third Annual Throughput Period;

(iv)                              $[***] for the Fourth Annual Throughput Period;

(v)                                 $[***] for the Fifth Annual Throughput Period;

(vi)                              $[***] for the Sixth Annual Throughput Period;

(vii)                           $[***] for the Seventh Annual Throughput Period;

(viii)                        $[***] for the Eighth Annual Throughput Period;

(ix)                                $[***] for the Ninth Annual Throughput Period;  and

(x)                                   $[***] for the Tenth Annual Throughput Period.

Notwithstanding the foregoing, once Shipper has paid Gatherer cumulative Annual Invoiced Revenue equal to $[***] for Gas volumes on the Gathering

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System, the cumulative Annual Throughput Guarantee commitment in this paragraph 6(c) shall be satisfied and Shipper shall no longer be subject to Minimum Throughput Payments for the remaining Term of this Agreement.

(d)                                 If the criteria for assessing a Well Connect Penalty (as specified in paragraph 7(d)) have been met for a Receipt Point(s) and Shipper is unable to deliver quantities of Gas due to such failure, the Annual Throughput Guarantee for the Annual Throughput Period in which such Well Connect Penalty was assessed shall be reduced by an amount equal to (i) the number of Days from the later of the Target Connect Date or the Target Compression Date until the Well Connect Facilities are Operational, multiplied by (ii) the applicable daily production as calculated from the Production Curve (defined below), multiplied by (iii) the number of wells that Shipper is not able to connect and produce due to such On-time Completion failure, multiplied by (iv) the weighted average of the Gathering Fees for such Annual Throughput Period. For purposes of this Agreement, the “Production Curve” with respect to any well not connected to Well Connect Facilities, shall be defined as a production volume reasonably determined by Gatherer based on Shipper’s affiliates’ production history for wells within the Dedication Area. Gatherer will utilize Monthly production data, provided by Shipper, from all of Shipper’s wells in service and shall calculate an average Monthly production starting in the initial production Month for the well and ending with the latest data available for each well.  The average for the first Month of the Production Curve shall be the average of all Shipper wells in the AMI and following Months calculated in a similar manner.  Once calculated, Gatherer will provide Shipper with the Production Curve for Shipper’s approval. Such approval will not be unreasonably withheld.  Exhibit E-1 provides an example for the calculation of the reduction that shall be applied to the Annual Throughput Guarantee.

(e)                                  If Shipper is unable to deliver quantities of Gas due to Gatherer’s failure to maintain the Receipt Pressure as specified in Section 11 of this ITS No.1 which results in the application of a Pressure Penalty, the Annual Throughput Guarantee for the Annual Throughput Period in which such failure occurs shall be reduced by an amount equal to (i) the amount of Gas Shipper was not able to deliver due to the increased pressures which provided a basis for the application of Pressure Penalties, multiplied by (ii) the weighted average of the [***] Gathering Fee and the [***] Gathering Fee, for such Annual Throughput Period.  Exhibit E-2 provides an example for the calculation of the reduction that shall be applied to the Annual Throughput Guarantee. The Annual Throughput Guarantee Volumes that shall be utilized to calculate the reduction to the Annual Throughput Guarantee (as illustrated on Exhibit E-2) are as follows:

(i)                                     [***] MMBtus or [***] MMBtus/Day for the First Annual Throughput Period;

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(ii)                                  [***] MMBtus or [***] MMBtus/Day for the Second Annual Throughput Period;

(iii)                               [***] MMBtus or [***] MMBtus/Day for the Third Annual Throughput Period;

(iv)                              [***] MMBtus or [***] MMBtus/Day for the Fourth Annual Throughput Period;

(v)                                 [***] MMBtus or [***] MMBtus/Day for the Fifth Annual Throughput Period;

(vi)                              [***] MMBtus or [***] MMBtus/Day for the Sixth Annual Throughput Period;

(vii)                           [***] MMBtus or [***] MMBtus/Day for the Seventh Annual Throughput Period;

(viii)                        [***] MMBtus or [***] MMBtus/Day for the Eighth Annual Throughput Period;

(ix)                                [***] MMBtus or [***] MMBtus/Day for the Ninth Annual Throughput Period; and

(x)                                   [***] MMBtus or [***] MMBtus/Day for the Tenth Annual Throughput Period.

(f)                                    During the Throughput Guarantee Term, if Shipper’s Annual Invoiced Revenue for an Annual Throughput Period is less than the Annual Throughput Guarantee for such Annual Throughput Period, Shipper shall pay Gatherer an incremental payment (the “Minimum Throughput Payment”), in addition to the Annual Invoiced Revenue. The Minimum Throughput Payment shall be equal to (i) the Annual Throughput Guarantee, less (ii) the Annual Invoiced Revenue, as illustrated on Exhibit H. Gatherer will invoice Shipper for the Minimum Throughput Payment within fifteen (15) Days of the end of the Annual Throughput Period and Shipper will be required to pay such invoice within fifteen (15) Days of receipt.

Additionally, if Shipper pays Gatherer a Minimum Throughput Payment for an Annual Throughput Period, then during the immediately following Annual Throughput Period, to the extent (and only to the extent) Shipper’s Annual Invoiced Revenue during such following Annual Throughput Period exceeds the Annual Throughput Guarantee for that Annual Throughput Period, Shipper shall have the right to utilize such Minimum Throughput Payment from the previous Annual Throughput Period as a credit to offset any additional Gathering Fees owed Gatherer for the remainder of that Annual Throughput Period, up to the total amount of the Minimum Throughput Payment from the previous year (see example on Exhibit J). A Minimum Throughput Payment can only be used to offset Gathering Fees in excess of the Annual Throughput Guarantee during the

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[***] immediately following the [***] in which the Minimum Throughput Payment was made.

(g)                                 During the Throughput Guarantee Term, to the extent (and only to the extent) (i) Shipper’s Annual Invoiced Revenue for an Annual Throughput Period is greater than the Annual Throughput Guarantee during such Annual Throughput Period, and (ii) Shipper has not received a credit against the Gathering Fees during such Annual Throughput Period pursuant to Section 6(f) of this ITS No. 1, then during the immediately following Annual Throughput Period, Shipper shall receive a credit (the “Minimum Throughput Credit”) to offset any Minimum Throughput Payment owed Gatherer during such immediately following Annual Throughput Period equal to (i) [***] less [***] for such Annual Throughput Period (as illustrated on Exhibit I).  As an example, if Shipper received a Minimum Throughput Credit of $[***] (as calculated on Exhibit I) during the Second Annual Throughput Period, and for the Third Annual Throughput Period Shipper owes Gatherer a Minimum Throughput Payment of $[***], Shipper may offset the Minimum Throughput Payment with the $[***] Minimum Throughput Credit from the Second Annual Throughput Period. In this case the Minimum Throughput Payment due Gatherer for the Third Annual Throughput Period would be reduced to $[***]. Such Minimum Throughput Credit can only be used for [***] Annual Throughput Period from which the Minimum Throughput Credit was earned.

(h)                                 Beginning December 1, 2010 and for a period of [***] years thereafter (the “Trinity River Delivery Adder Term”), Shipper shall pay the Trinity River Delivery Adder (as defined herein), in addition to the Gathering Fees (and, if applicable, in addition to the Minimum Throughput Payment), on a volume of [***] MMBtus per Day (the “Adder Billing Volume”), each Month. Shipper shall pay the Trinity River Delivery Adder on the Adder Billing Volume even if the volume of Gas received by Gatherer at the Receipt Points and redelivered for the account of Shipper at the Delivery Points for such Month is less than the Adder Billing Volume.

The “Trinity River Delivery Adder,” equal to $[***] per MMBtu, has been calculated per Section 3(c) of this ITS No. 1 based on (i) an Incremental Cost equal to the sum of the projected cost of the Trinity River Connection Facilities and the unadjusted purchase price of the Trinity River Mainline (i.e. $[***])(both categories of cost as set forth on Exhibits F-1, F-2, and F-3), and the Required IRR on such Incremental Cost, and (ii) Shipper’s and TGPNA’s combined Incremental Volume of [***] MMBtus per Day over the Trinity River Delivery Adder Term.  The Trinity River Delivery Adder shall be recalculated per Section 3(c) of this ITS No. 1 if, (i) the documented actual cost of the Trinity River Connection Facilities is different than the projected cost of the Trinity River Connection Facilities, and/or (ii) Gatherer must bear any costs associated with Section 9.2 of the PSA. Such recalculation shall be based on (i) an Incremental

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Cost equal to the sum of the documented actual cost of the Trinity River Connection Facilities, the $[***] unadjusted purchase price of the Trinity River Mainline and other associated assets under the purchase and sale agreement for the Trinity River Mainline (the “PSA”), any costs borne by Gatherer related to Section 9.2 of the PSA, and the Required IRR on such Incremental Cost, and (ii) Shipper’s and TGPNA’s combined Incremental Volume of [***] MMBtus per Day over the remaining Trinity River Delivery Adder Term. However, no recalculation due to a difference between the projected cost and the actual cost of the Trinity River Connection Facilities will be conducted more than sixty (60) Days following the first flow of Gas through the Trinity River Delivery Point.  If the Trinity River Delivery Adder is recalculated, such recalculated amount shall become the Trinity River Delivery Adder for the remainder of the Trinity River Delivery Adder Term, and a true-up adjustment will be included in the next invoice to reflect the application of the recalculated Trinity River Delivery Adder for the period prior to such recalculation.

If Gatherer transports any Third Party Gas on the 12” Trinity River Connector during any Month during the Trinity River Delivery Adder Term (“Third Party Trinity Gas Volume”), the Adder Billing Volume for such Month shall be reduced by [***]% of the Third Party Trinity Gas Volume during such Month. As an example, if the Third Party Trinity Gas Volume equals [***] MMBtus for the Month and the Adder Billing Volume equals [***] MMBtus for the Month, the Adder Billing Volume shall be reduced to [***] MMBtus for such Month (i.e. [***] MMBtus less [***] MMBtus or [***]% of [***] MMBtus).

(i)                                     For purposes of illustration, an example of how the Gathering Fees and the Trinity River Delivery Adder shall be utilized to calculate a weighted average Gathering Fee (other than for the calculations in Sections 6(d) and (e) of this ITS) is provided on Exhibit G-1.  A sample invoice is provided on Exhibit G-2 to illustrate how such weighted average Gathering Fee will be applied during a given Month, to all Gas received by Gatherer at the Receipt Points and redelivered for the account of Shipper at the Delivery Points.

7.                                       WELL CONNECT TIMING.

(a)                                  Gatherer and Shipper acknowledge that (i) both Parties have committed significant capital to their operations within the Dedication Area, and (ii) timely completion of Well Connect Facilities, and drilling and completion of Gas wells, is important for generating expected financial returns under this Agreement. As such, each Party will endeavor to achieve the targeted completion timing for their respective Facilities. To help ensure that every reasonable effort is made to meet the Target Connect Date and the Target Compression Date (collectively, the “Target Dates” for each drill-site specified on Exhibit C of this ITS No. 1, both Parties agree to:

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(i)                                     Provide reasonable assistance to the other Party where possible to meet the Target Dates;

(ii)                                  Meet regularly to raise, disclose and resolve issues that may affect timing;

(iii)                               Provide weekly status reports to the other Party for their respective efforts; and

(iv)                              Discuss utilizing Texas Midstream Gas Services, L.L.C.’s (“TMGS”) compression and dehydration facilities for Gas that is connected to the Gathering System prior to Gatherer placing its Gathering Stations in-service.

For any future drill-site(s) that are not listed on Exhibit C, the Parties agree that upon written notice from Shipper to Gatherer of a new drill-site within the Dedication Area, and the determination that Gatherer will construct Well Connect Facilities under the terms and conditions of this ITS No. 1, Gatherer shall have thirty (30) Days to determine the Target Connect Date(s).  Shipper and Gatherer understand the need for adequate time to develop plans and construct Well Connect Facilities and will work to establish mutually acceptable Target Connect Date(s), however, such Target Connect Date(s) shall not exceed [***] Months from the date that Shipper notified Gatherer of drill-site.  Upon the addition of a new drill-site(s) and Target Date(s) to Exhibit C, the remaining provisions of this Section 7 shall apply.

(b)                                 As an incentive to Gatherer for having the Well Connect Facilities and the Gathering Stations in-service to provide the Gathering Services to Shipper by the Target Dates on Exhibit C of this ITS No.1 (for purposes of Well Connect Bonuses the Target Dates shall not to be affected by any Force Majeure events), the following temporary increase in the Gathering Fee (“Well Connect Bonus”) shall be applied to the affected Receipt Point(s):

(i)                                     If the first Day that both the Well Connect Facilities and the Gathering Station are in-service for a Receipt Point occurs during the period from [***] Day to [***] Days prior to the later of the Target Connect Date or the Target Compression Date (an “On Time Completion”), the Gathering Fee for that Receipt Point shall be increased by [***]% for the first [***] Days of production;  or

(ii)                                  If the first day that both the Well Connect Facilities and Gathering Station are in-service for a Receipt Point occurs at least [***] Days prior to the later of the Target Connect Date or the Target Compression Date (an “Early Completion”), the Gathering Fee for that Receipt Point shall be increased by [***]% for the first [***] Days of production.

(c)                                  Any temporary increase in the Gathering Fee resulting from an On Time Completion or an Early Completion will apply regardless of whether Shipper is

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ready to flow Gas upon completion of the Well Connect Facilities at the associated Receipt Point. Shipper shall have the right to change the Target Connect Date for any drill-site, as set forth on Exhibit C, to a later date by giving Gatherer written notice prior to Gatherer commencing construction of the Well Connect Facilities specific to such drill-site.

(d)                                 If Gatherer is unable to achieve an On Time Completion (for purposes of Well Connect Penalties the Target Dates shall take into account and be extended for the number of Days, if any, caused by: (i) any Force Majeure event; (ii) Shipper delays in delivery of requested pipe as provided in the Affiliate Purchase and Sale Agreement; or (iii) a Contract Delay) the following penalties (“Well Connect Penalty”) shall be applied to the affected Receipt Point:

(i)                                     If the first Day that both the Gathering Station and the Well Connect Facilities are in-service occurs within the period from [***] to [***] Days following the later of the Target Connect Date or the Target Compression Date for a Receipt Point, the Gathering Fee for that Receipt Point shall be reduced by [***]% for the first [***] Days of production after both the Gathering Station and the Well Connect Facilities are in-service; or

(ii)                                  If the first Day that both the Gathering Station and the Well Connect Facilities are in-service occurs within the period from [***] Days to [***] Days following the later of the Target Connect Date or the Target Compression Date for a Receipt Point, the Gathering Fee for that Receipt Point shall be reduced by [***]% for the first [***] Days of production after both the Gathering Station and the Well Connect Facilities are in-service; or

(iii)                               If the first Day that both the Gathering Station and the Well Connect Facilities are in-service occurs more than [***] Days following the later of the Target Connect Date or the Target Compression Date for a Receipt Point, the Gathering Fee for that Receipt Point shall be reduced by [***]% for the first [***] Days of production after both the Gathering Station and the Well Connect Facilities are in-service.

(iv)                              If Gatherer constructs Well Connect Facilities, transports Shipper’s gas and the associated Gathering Station at the Receipt Point has not been completed, then, for the period from the date the well is connected through January 15, 2010, the affected Receipt Points shall have the following adjustments.  If Shipper or an affiliate of Shipper provides compression and dehydration services, the affected Receipt Points shall have a $[***] per MMbtu reduction in the weighted average fee that is invoiced for the month of such service and Retention Volumes for that period shall be equal to the difference between gas received and gas delivered for the affected Receipt Points.  If Shipper or an affiliate of Shipper does not

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provide compression and dehydration services and the affected wells flow under well-head pressure, the affected Receipt Points shall have a $[***] per MMbtu reduction in the weighted average fee that is invoiced for the month of such service and Retention Volumes for that period shall be equal to the difference between gas received and gas delivered for the affected Receipt Points.  For each [***] day period following January 15, 2010, that the Gathering Station is not online, the fee shall be reduced by an additional $[***] per MMbtu, but total reductions under this Section 7(d)(iv) shall not exceed $[***] per MMbtu.  No pressure penalties as established in Section 11 shall apply during the period covered by this Section 7(d)(iv).  Upon the completion of the Gathering Station, the penalties under this Section 7(d)(iv) shall expire, any other pertinent penalties associated with Section 7(d)(i), (ii) or (iii) shall take effect and the pertinent Retention Volume as established in Section 13 shall take effect.

However, if Shipper is not ready to flow Gas at the Receipt Point for such Facilities (notwithstanding final preparations to flow Gas, such as the installation of tank batteries and other equipment which would be installed within [***] Days of the Well Connect Facilities being completed, which are dependent upon completion of the Well Connect Facilities), the Gathering Fee shall not be reduced.

(e)                                  The term “Force Majeure” as used herein means acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terrorism, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, blackouts, floods and washouts; arrests, orders, directives, restraints and requirements of the government and governmental agencies, either federal, state or municipal, civil and military; explosions, breakage or accident to machinery; and any other causes, whether of the kind enumerated or otherwise, not reasonably within the control of Gatherer or Shipper.  For purposes of clarity, Force Majeure shall not be interpreted to include condemnation of landowners; provided, however, that if the selection of the special commissioners for the condemnation takes more than thirty (30) Days, such delay shall be considered a Force Majeure event.

(f)                                    The term “Contract Delay” as used herein means a breach by Shipper’s affiliates of their obligations under the Affiliate Purchase and Sale Agreement with respect to rights-of-way, easements or other surface use rights that causes a delay in Gatherer’s completion of Well Connect Facilities

(g)                                 If Gatherer is unable to complete a Well Connect Facility within [***] Days after the later of either the Target Connect Date or the Target Compression Date for a Receipt Point, (for purposes of this Section 7(g), the Target Dates shall take into account and be extended by any Force Majeure event) and Shipper is unable to

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deliver its Gas at such Receipt Point due to such non-performance, Shipper shall have the following options:

(i)                                     Shipper may complete such Well Connect Facilities and deduct an amount (calculated in the same manner as referenced in Sections 3(d) through (e)) from the Gathering Fee at that Receipt Point; or

(ii)                                  With respect to the Gas production attributable to the wells that Shipper was unable to deliver to that Receipt Point, Shipper may cause Gatherer to release Shipper from Shipper’s Production Dedication for the Gas production attributable to such wells.

(h)                                 Representatives of Gatherer and Shipper shall meet (either in person or by teleconference) on a weekly basis to coordinate activities within the Dedication Area to ensure timely well connects and efficient use of resources by both Parties.  More specifically, in an effort to ensure that Gatherer does not commit significant capital or install Well Connect Facilities to drill-sites that ultimately will not be utilized by Shipper or to drill-sites where development will be delayed, the weekly meetings will focus, among other issues, on keeping Gatherer apprised of Shipper’s drilling activity so that well connects can be prioritized. If drilling is expected to be delayed such that the need for Well Connect Facilities is delayed, the applicable Target Connect Date(s) shall be revised in accordance with Shipper’s revised drilling schedule. If a specific drill-site will not be utilized by Shipper, Gatherer shall no longer be required to build Well Connect Facilities to such drill-site.

If Shipper decides to reduce or suspend development within the Dedication Area, the Parties shall meet to determine the appropriate reduction in capital commitments to efficiently support Shipper’s remaining development efforts.

(i)                                     The discounts, penalties or actions specified in this paragraph 7 (b), (c), (d), (g), shall be the sole and exclusive remedy of the Parties for such events.

8.                                       RECEIPT POINTS.  Receipt Points shall be the interconnection between Operator’s production battery and Gatherer’s meter on each drill-site.

9.                                       DELIVERY POINTS.  The Delivery Points for Gas that Gatherer gathers or causes to be redelivered for the account of Shipper shall be:

(a)                                  ETF Chambers Road Interconnect (the “Chambers Road Delivery Point”);

(b)                                 ETF Duke Interconnect (the “Duke Delivery Point”);

(c)                                  ETF Lake Arlington Interconnect (the “Lake Arlington Delivery Point”);

(d)                                 Enterprise Trinity River Interconnect (the “Trinity River Delivery Point”); and

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(e)                                  GM Delivery Point Facilities (the “GM Delivery Point”).

10.                                 MAXIMUM DAILY QUANTITY.

(a)                                  Shipper’s Maximum Daily Quantity (“MDQ”) for Gas that Shipper delivers to Gatherer at the applicable Receipt Points (“Receipt Point MDQs”) in accordance with and subject to the terms of Section 3.2 of the Base Agreement, shall be:

(i)                                     [***] MMBtu on each Day on the Kennedale Header (see Exhibit A-1);

(ii)                                  [***] MMBtu on each Day on the South Arlington Low-pressure System and the Grand Prairie Header (see Exhibits A-1, A-2, and A-3);

(iii)                               [***] MMBtu on each Day on the North Arlington Header (see Exhibit A-1 and A-2); and

(iv)                              [***] MMBtu on each Day on the Dalworthington Header (see Exhibit A-1).

The Parties agree that Gatherer will accept Gas from Shipper above the MDQs at the Gathering Fees in Section 6 (a) of this ITS No. 1, so long as Gatherer has capacity above such MDQs and Shipper agrees that in such instances any penalty language stated herein will be waived for the period of time Shipper exceeds such MDQs.

(b)                                 As soon as practical, but no later than [***] Days from the Effective Date of this ITS No. 1, Shipper shall provide the following to Gatherer:

(i)                                     The estimated volume and timing of such volume at each Receipt Point; and

(ii)                                  An allocation of the MDQ on each header (as defined above) to each Receipt Point on that header.

(c)                                  Shipper’s MDQ for Gas that Gatherer redelivers on a Firm basis for the account of Shipper at the Delivery Points (“Delivery Point MDQs”) in accordance with and subject to the terms of Section 3.1 of the Base Agreement, shall be:

(i)                                     [***] MMBtus on each Day at the Chambers Road Delivery Point;

(ii)                                  [***] MMBtus on each Day at the Duke Delivery Point;

(iii)                               [***] MMBtus on each Day at the GM Delivery Point;

(iv)                              [***] MMBtus on each Day at the Lake Arlington Delivery Point until such time as the Trinity River Connection Facilities, the Trinity River

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Mainline and the Enterprise Trinity River Interconnect become Operational, at which time the Delivery Point MDQ at the Trinity River Delivery Point shall be [***] MMBtus on each Day and the Delivery Point MDQ at the Lake Arlington Delivery Point shall be [***] MMBtu per Day, provided, however, that upon [***] Days written notice to Gatherer, Shipper and TGPNA shall have the option to jointly assign [***]% of their combined Delivery Point MDQ at the Trinity River Delivery Point (i.e. [***] MMBtus on each Day), from the Trinity River Delivery Point to the Lake Arlington Delivery Point;  and

(v)                                 If Gatherer constructs additional facilities that increase delivery capacity to the Trinity River Delivery Point above [***] MMBtus on each Day, Shipper shall have the option for a period of [***] days after Gatherer provides notice to Shipper of its intent to construct such facilities, to increase Shipper’s Delivery Point MDQ at the Trinity River Delivery Point by up to [***] MMBtus per Day at the weighted average (based on delivery point MDQs) fee offered to third-parties for such Delivery Point MDQ at the Trinity River Delivery Point.

(d)                                 Gatherer will dedicate transportation capacity on the Gathering System to Shipper in the amount of the MDQs.

(e)                                  Shipper will have the right to increase any of the MDQs set forth above, so long as: (i) the Monthly average daily quantity of Gas associated with a specific MDQ at the time of such request is within [***]% of such MDQ, or Shipper can reasonably demonstrate to Gatherer that an increase in MDQ is required to accommodate increased Gas volume from Shipper accelerating drilling activities in the Dedication Area; and (ii) such incremental capacity requested by Shipper is available (taking into account other existing and planned constituents of Gatherer and its affiliates). Gatherer will adjust Delivery Point MDQs to meet or exceed the total Receipt Point MDQs.

To the extent that incremental capacity is not available and Gatherer is unable or unwilling to add incremental capacity at the same Gathering Fees as set forth herein, then Shipper shall have the option to either (i) cause Gatherer to release the affected acreage related to the requested Incremental Facilities from Shipper’s Dedication Area, (ii) provide the Discretionary Additional Capital and have Gatherer construct the Incremental Facilities and pay Gatherer, under the same terms and conditions as provided for in Section 3(d) above, or (iii) fund, construct, own and operate the Incremental Facilities.  If Shipper funds the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, the Parties agree that upon completion, Gatherer shall own and operate such Incremental Facilities and Shipper shall be allowed to deduct a cost of service fee (the cost of service deduct given to Shipper shall include a [***]% internal rate of return for Shipper on the Discretionary Additional Capital over the remaining

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Term) from the Gathering Fee on any incremental Gas production that flows through the Additional Facilities funded by Shipper.

Upon the [***] anniversary of the Effective Date, and anytime thereafter upon providing written notice, in the event Shipper is not utilizing at least [***]% of any of the MDQs set forth above for the previous [***] Months, then Gatherer may reduce such MDQ to a quantity equal to [***]% of the average daily quantity of Gas associated with such MDQ for the previous [***] Months, after Shipper’s receipt of Gatherer’s notice of such reduction; provided, however, Shipper’s total MDQ during the Throughput Guarantee Term, will never be less than the applicable Annual Throughput Guarantee Volumes (as provided in Section 6(e) of this ITS No. 1) divided by [***] for any such Annual Throughput Period.

(f)                                    Notwithstanding any provision in the Agreement, Shipper’s MDQ rights shall be limited only to Gas associated with Shipper’s Production Dedication (as defined in Section 4 of this ITS No. 1) and as such Shipper shall not have any rights to re-market any unused MDQ.

11.                                 RECEIPT PRESSURE.

(a)                              Shipper shall deliver Gas to Gatherer at the Receipt Points at a pressure sufficient to effect delivery into the Gathering System, against the pressure prevailing therein from time to time, but in no case in excess of Gatherer’s Maximum Allowable Operating Pressure (“MAOP”); provided, however, that Gatherer shall maintain a Maximum Monthly Average Receipt Pressure (“Maximum MARP”) at the Receipt Points of (i) [***] psig or less from the Effective Date until January 1, 2012, and (ii) [***] psig or less from January 1, 2012 for the remaining Term.

(b)                                 The Monthly Average Receipt Pressure (“MARP”) consists of the following values (i) the sum of the daily average pressures at a Receipt Point divided by (ii) the number of Days in the subject Month, with the final result equaling the MARP for that Receipt Point. The calculation of MARP shall be adjusted for events such as Force Majeure, Routine Work, and Shipper exceeding its MDQs, by excluding the hours and associated pressures from the calculation.

(c)                                  If the MARP at a Receipt Point is higher than the Maximum MARP and is not caused by Shipper or the pipeline(s) downstream of the Gathering System, then Gatherer will remedy any underlying issues with its Gathering System that is causing the MARP to be out of agreed specifications, at Gatherer’s sole cost.   The following penalties (“Pressure Penalties”) shall be applied to the Gatherer if the pressure increase is caused by Gatherer:

(i)                                     If the MARP is above the Maximum MARP by less than 15 psig, the Gathering Fee(s) for the Gas delivered by Shipper to Gatherer at that Receipt Point for that Month shall be reduced by 5%; or

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)           If the MARP is above the Maximum MARP by at least [***] psig but less than [***] psig, the Gathering Fee(s) for the Gas delivered by Shipper to Gatherer at that Receipt Point for that Month shall be reduced by [***]%; or

(iii)          If the MARP is above the Maximum MARP by [***] psig or more, the Gathering Fee(s) for the Gas delivered by Shipper to Gatherer at that Receipt Point for that Month shall be reduced by [***]%.

(d)           If, however, the increase in the MARP above the Maximum MARP is caused by Shipper or the pipeline(s) downstream of the Gathering System, no penalty shall be assessed.

(e)           If the MARP at a Receipt Point remains higher than [***] psig above the Maximum MARP for an extended period of time and is not caused by Shipper or the pipeline(s) downstream of the Gathering System, then Gatherer shall be subject to the following penalties (“Extended Pressure Penalties”):

(i)            If the MARP is above the Maximum MARP by at least [***] psig but less than [***] psig for a total of [***] Days within any [***] consecutive-Day period, the Gathering Fee(s) for Gas delivered by Shipper to Gatherer at that Receipt Point shall be reduced by [***]% for the remainder of the Term; or

(ii)           If the MARP is above the Maximum MARP by [***]psig or more for a total of [***] Days within any [***] consecutive-Day period, the Gathering Fee(s) for the Gas delivered by Shipper to Gatherer at the Receipt Point shall be reduced by [***]% for the remainder of the Term; or

(iii)          If Extended Pressure Penalties are applied to the Gathering Fee at the same Receipt Point for a period of at least [***] Days, then the Extended Pressure Penalties shall remain in place and the Shipper may elect to fund any required Well Connect Facilities and/or additional compression, and deduct an amount (calculated in the same manner as referenced in Sections 3(d) through (e)) from the Gathering Fee at that Receipt Point(s).

(f)            Shipper shall allow Gatherer to place well-head compression units at the Receipt Points if needed for system operations, provided that such compression units do not interfere with the day to day or future operations of Shipper at the well head. If Shipper, in its reasonable discretion, deems such compression units would interfere with the ability of Shipper to operate day to day or future activities, then Gatherer is still obligated to the pressure requirements stated herein. Shipper agrees not to unreasonably withhold permission for Gatherer to place wellhead compression units. In such situations, all related capital and expenses will be

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

funded by Gatherer; Shipper will support permitting activities and provide locations only.

(g)           The discounts, penalties or actions specified in this paragraph 11 (c) and (e) shall be the sole and exclusive remedy of the Parties for such events. However, even though Gatherer may pay Pressure Penalties associated with Receipt Pressures, Gatherer is obligated to remedy any deficiencies in its system or system design in order to abide by the terms of this Agreement.  More specifically, Gatherer may not intentionally pay Pressure Penalties in an effort to avoid spending capital to provide low pressure gathering services to Shipper as required by this Agreement.

12.           DELIVERY PRESSURE.  Gatherer shall operate compression to effect delivery of Gas:

(a)           at the Chambers Road, the Lake Arlington and the Duke Delivery Points against a pressure prevailing therein from time to time up to ETF’s MAOP of [***] psig; and

(b)           at the Trinity River Delivery Point against a pressure prevailing therein from time to time up to [***] psig.

13.           RETENTION VOLUMES.  Gatherer shall retain a quantity of Gas (on an MMBtu basis) received by Gatherer at the Receipt Points (the “Retention Volumes”) as an allowance for gathering, compression, and dehydration of Gas hereunder and other unaccounted for quantities of Gas:

(a)           [***]% of Gas received by Gatherer at a Receipt Point, when such Gas is redelivered for the account of Shipper at the Chambers Road, the Duke and the Lake Arlington Delivery Points; and

(b)           [***]% of Gas received by Gatherer at a Receipt Point, when such Gas is redelivered for the account of Shipper at the Trinity River Delivery Point.

14.           METERING PARTY.  The term “Metering Party” at all the Receipt Points shall mean the Gatherer. The Metering Party at all Delivery Points will be Gatherer or downstream pipeline as established through negotiations between those two parties.

15.           GAS QUALITY.  In addition to the provisions regarding Quality set forth in Article XV of the Base Agreement, Shipper will deliver Gas to Gatherer of the same quality as that required by downstream pipelines for Gas delivered into their system, with the exception of [***]. Notwithstanding anything to the contrary set forth in Section 15.1 of the Base Agreement, Shipper may deliver [***] to Gatherer but Shipper will remove [***] and [***] from the Gas stream at the pressure and temperature points present at the Receipt Points.

16.           ADDITIONAL FACILITIES.  If Additional Facilities are required (other than with respect to any Gas to be delivered to the GM Delivery Point), Gatherer and Shipper will negotiate in good faith the provision of the Gathering Services subject to the provisions in

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 3 (b) through (e) of this ITS No. 1. For purposes of this Agreement, the term “Additional Facilities” shall mean and include, but not limited to (i) Gas treating Facilities to treat Gas delivered by Shipper which does not meet the minimum specifications within the Gathering Agreement in order to meet the Gas quality specifications of downstream pipelines; (ii) additional compression to effect delivery of Gas at the Chambers Road, the Duke and the Lake Arlington Delivery Points at a pressure higher than [***] psig, and the Trinity River Delivery Point at a pressure higher than [***] psig; (iii) additional compression at the well-head or at the Gathering Stations to effect receipt of the Gas at the Receipt Points at a pressure lower than [***] psig; and (iv) the addition of incremental capacity to the Gathering System necessary for Shipper to increase Shipper’s MDQ as set forth in Section 10(e).

[SIGNATURE PAGE FOLLOWS]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Second Amended and Restated Individual Transaction Sheet No.1 in one or more copies or counterparts, each of which, when executed by the Parties, will constitute and be an original effective Individual Transaction Sheet between the Parties as of the date first above written and together with the terms and conditions set forth in the Base Agreement will constitute a separate and individual Natural Gas Gathering Agreement.

SHIPPER:	GATHERER:

Chesapeake Energy Marketing, Inc.	DFW Midstream Services LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

PRODUCTION GUARANTOR:

Chesapeake Exploration, LLC

By:

Printed Name:

Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

[***]

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EXHIBIT A-1

[***]

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EXHIBIT A-2

[***]

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EXHIBIT A-3

[***]

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EXHIBIT A-4 TO INDIVIDUAL TRANSACTION SHEET NO. 1

Other Major Map Attributes
Enterprise 30" Trinity River Basin Lateral
2.2 mile High-pressure 12" Line to be Constructed By Gatherer
20" line to be Conveyed to Gatherer
Trinity River Valve Yard
Enterprise Trinity River Interconnect & Trinity River Delivery Point
Fort Worth
Trinity River Mainline
Division Street Valve Yard
Arlington
12" Trinity River Connector
Pantego
Lake Arlington
ETF Lake Arlington Interconnection and Lake Arlington Delivery Point
Dalworthington Gathering Station No. 1
Dalworthington Gardens
30
180
303
RANDOL MILL
JOHN T WHITE
MEADOWBROOK
SANFORD
PARK ROW
ARKANSAS

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B
TO
INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA

Survey Name	Abstract No.	County
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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Survey Name	Abstract No.	County
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Survey Name	Abstract No.	County
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Dallas
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Tarrant
[***]	[***]	Dallas

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C
TO
INDIVIDUAL TRANSACTION SHEET NO. 1
WELL CONNECT FACILITIES

DRILL-SITE	EST. WELL CONNECTS	TARGET CONNECT DATE	TARGET COMPRESSION DATE
Whiddon	6	Sep 30, 2009	Jan 15, 2010
Crossroads A	7	Sep 30, 2009	Jan 15, 2010
Bright Star	1	Sep 30, 2009	Jan 15, 2010
Mansfield East/West	4	Sep 30, 2009	Jan 15, 2010
TCC	4	Sep 30, 2009	Jan 15, 2010
Fulson Arlington	1	Oct 31, 2009	Jan 15, 2010
GM A	2	Oct 31, 2009	Dec 1, 2009
GM B	3	Oct 31, 2009	Dec 1, 2009
Crystal Paradise 2	1	Nov 30, 2009	Jan 15, 2010
Traders Village	2	Nov 30, 2009	Dec 1, 2009
Hart	5	Nov 30, 2009	Dec 1, 2009
Campbell	2	Dec 31, 2009	Jan 15, 2010
Dorathy Stoner	3	Dec 31, 2009	Jan 15, 2010
Landing A	3	Dec 31, 2009	Jan 15, 2010
High Point	4	Dec 31, 2009	Jan 15, 2010
I-20 JV	4	Dec 31, 2009	Jan 15, 2010
Rocking Horse	1	Dec 31, 2009	Jan 15, 2010
Duke	5	Dec 31, 2009	Jan 15, 2010
White	6	Dec 31, 2009	Jan 15, 2010
Pruett	4	Dec 31, 2009	Jan 15, 2010
Hyman	2	Dec 31, 2009	Jan 15, 2010
BOGI	2	Dec 31, 2009	Jan 15, 2010
Renfro	2	Dec 31, 2009	Jan 15, 2010
KISD North	2	Dec 31, 2009	Jan 15, 2010
Lilly	2	Dec 31, 2009	Jan 15, 2010
Barnes Assembly	2	Feb 1, 2010	Jan 15, 2010
William Macy	1	Mar 1, 2010	Jan 15, 2010
Cornerstone	2	Mar 1, 2010	Jan 15, 2010
Doskocil	2	Apr 1, 2010	Jan 15, 2010
Agape	1	Apr 1, 2010	Jan 15, 2010
Southwest Parkway	1	Apr 1, 2010	Jan 15, 2010
SW & Howell/Olser	2	May 1, 2010	Jan 15, 2010

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

TO
INDIVIDUAL TRANSACTION SHEET NO. 1

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E-1
TO
INDIVIDUAL TRANSACTION SHEET NO. 1

EXAMPLE CALCULATION FOR ANNUAL THROUGHPUT GUARANTEE ADJUSTMENT DUE TO WELL CONNECT ON-TIME COMPLETION FAILURE

(Second Annual Throughput Period)

Number of Days from the later of the Target Connect Date or the Target Compression Date until the Well Connect Facilities are Operational	[***] Days

Applicable daily production as calculated from the Production Curve	[***] MMBtus

Number of wells Shipper is unable to connect and produce due to such On-time Completion failure	[***]

Weighted average of the Gathering Fees for the Annual Throughput Period
[***] Gathering Fee Volume	[***] MMBtus
[***] Gathering Fee Volume	[***] MMBtus
GM Gathering Fee Volume	[***] MMBtus

Total volume	[***] MMBtus

[***] Gathering Fee ($[***] x ([***]/[***]))	$[***]
[***] Gathering Fee ($[***] x ([***]/[***]))	$[***]
GM Gathering Fee ($[***] x ([***]/[***]))	$[***]
Weighted average of the Gathering Fees ($[***] + $[***] + $[***])	$[***]

Annual Throughput Guarantee for Second Annual Throughput Period	$[***]
Reduction in Annual Throughput Guarantee ([***] x [***] x [***] x $[***])	($[***])

Adjusted Second Annual Throughput Guarantee	$[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E-2
TO
INDIVIDUAL TRANSACTION SHEET NO. 1

EXAMPLE CALCULATION FOR ANNUAL THROUGHPUT GUARANTEE ADJUSTMENT DUE TO PRESSURE SHORTFALLS

(Second Annual Throughput Period)

Compression Factor - horsepower (HP) per 1,000 MMBtus compressed	[***] HP

Example 1 - No Adjustment Required
Annual Throughput Guarantee Volume	[***] MMBtus/Day
Average 3rd party Gas volumes transported on Gathering System	[***] MMBtus/Day
Average HP available (avg availability multiplied by total HP)	[***] HP
Average compression HP utilized to transport 3rd party Gas volumes ([***] HP *([***] MMBtus/[***]))	[***] HP
Average HP available to transport Shipper Gas volumes ([***] HP less [***]HP)	[***] HP
HP required to transport Annual Throughput Guarantee Volume ([***] HP *([***] MMBtus/[***]))	[***] HP
Available HP greater than HP required to transport Annual Throughput Guarantee Volume - NO ADJUSTMENT REQUIRED

Example 2 - Adjustment Required
Annual Throughput Guarantee Volume	[***] MMBtus/Day
Average 3rd party Gas volumes transported on Gathering System	[***] MMBtus/Day
Average HP available (avg availability multiplied by total HP)	[***] HP
Average HP utilized to transport 3rd party Gas volumes	[***]HP
Average HP available to transport Shipper Gas volumes	[***] HP
HP required to transport Annual Throughput Guarantee Volume	[***] HP

Annual Throughput Guarantee adjustment calculation
Reduction in Annual Throughput Guarantee Volume ([***] — ([***] * ([***]/[***])))	[***] MMBtus/Day
Reduction in Annual Throughput Guarantee Volume ([***] MMBtus/Day * [***] Days)	[***] MMBtus
[***] Gathering Fee	$[***]/MMBtu
[***] Gathering Rate	$[***]/MMBtu
Weighted Average of [***] Gathering Fee & [***] Gathering Fee (($[***] * ([***]/[***])) + ($[***] * ([***]/[***])))	$[***]/MMBtu
Annual Throughput Guarantee for Second Annual Throughput Period	$[***]
Reduction in Annual Throughput Guarantee ($[***] * [***] MMBtus)	$[***]
Adjusted Annual Throughput Guarantee for Second Annual Throughput Period	$[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F-1

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

PROJECTED INCREMENTAL COST

&

CALCULATION OF TRINITY RIVER DELIVERY ADDER

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F-2

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

TRINITY RIVER CONNECTION FACILITIES - PROJECTED INCREMENTAL COST

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F-3

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

TRINITY RIVER CONNECTION FACILITIES - PROJECTED INCREMENTAL COST

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G-1

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

SAMPLE MONTHLY

CALCULATION OF WEIGHTED AVERAGE GATHERING FEE

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G-2

TO

INDIVIDUALTRANSACTION SHEET NO

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT H

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

CALCULATION OF MINIMUM THROUGHPUT PAYMENT

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

CALCULATION OF MINIMUM THROUGHPUT CREDIT

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J

TO

INDIVIDUAL TRANSACTION SHEET NO. 1

EXAMPLE OF MINIMUM THROUGHPUT PAYMENT OFFSET TO GATHERING FEES OWED BY SHIPPER DURING FOLLOWING ANNUAL THROUGHPUT PERIOD

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Copy

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO THE SECOND AMENDED AND RESTATED INDIVIDUAL TRANSACTION SHEET NO. 1

This Amendment (the “Amendment”) to the Second Amended and Restated ITS No. 1 dated April 1, 2011, by and between DFW Midstream Services LLC, Chesapeake Energy Marketing, Inc., and Chesapeake Exploration, LLC, is made and entered into effective as of the 1st day of January, 2012, by and between DFW MIDSTREAM SERVICES LLC (“Gatherer”), CHESAPEAKE ENERGY MARKETING, INC. (“Shipper”), and CHESAPEAKE EXPLORATION, LLC (“Production Guarantor”), all hereinafter collectively referred to as the “Parties,” and individually as a “Party.”

RECITALS

WHEREAS, the Parties entered into that certain (a) Natural Gas Gathering Agreement (the “Original Base Agreement”) dated effective September 3, 2009, and (b) Individual Transaction Sheet No.1 dated September 3, 2009 (the “Original ITS No. 1” and, together with the Original Base Agreement, the “Original Agreement”);

WHEREAS, the Parties amended and restated the Original Agreement, dated effective August 1, 2010;

WHEREAS, the Parties amended the amended and restated ITS No. 1 dated August 1, 2010, pursuant to an amendment dated August 20, 2010;

WHEREAS, the Parties amended and restated the Original ITS No. 1 a second time, effective April 1, 2011 (the “Second A&R ITS No. 1”); and

WHEREAS, the Parties desire that the Original Base Agreement, as amended and restated effective August 1, 2010, continue in full force and effect as written, but wish to amend the Second A&R ITS No.1 as specifically set forth below.

NOW THEREFORE, in consideration of the premises and terms and conditions contained in this Amendment, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Party, the Parties agree as follows:

I.

The following is added immediately before the last sentence in Section 2 (“Gathering System”) of the Second A&R ITS No. 1:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

“Eastern Connector:  3.5 mile low-pressure sixteen-inch (16”) diameter line extending from the Barnes Valve Yard to the Fulson Valve Yard, as further depicted on Exhibit A-2.

Arlington #1 16” Suction Loop: 1.1 mile low-pressure sixteen-inch (16”) diameter line extending from the Eden SE Valve Yard to the Arlington Gathering Station #1 Suction Header, as further depicted on Exhibit A-1 and A-3.”

II.

Section 4 (“Production Dedication”) of the Second A&R ITS No. 1 is deleted in its entirety and is replaced with the following:

“4.          PRODUCTION DEDICATION.        Subject to the terms and conditions of this Agreement, Shipper, and/or Shipper’s affiliates, shall dedicate to this Agreement and commit to transport on the Gathering System all Gas production (“Production Dedication”) that Shipper, and/or Shipper’s affiliates, own, control, or have the right to sell or transport, from wells, oil and Gas leases and properties within the area (collectively referred to as the “Dedication Area”) described on Exhibit B and illustrated on Exhibit A attached to this ITS No. 1; provided, however, any Gas production from wells drilled from the MITX drill-site, including the existing MITX 1H well (API #439-31473) drilled from said drill-site, shall be excluded from the Production Dedication.  Such commitment and dedication shall be deemed a covenant running with the land and will be imposed on any successors and assignees of Shipper, and/or Shipper’s affiliates. Any adjustment to the Dedication Area, other than adjustments allowable under the terms herein, must be approved by the Parties in writing.

If Shipper, and/or Shipper’s affiliates (i) acquire any additional Gas production or acquire the right to sell or transport any additional Gas within the Dedication Area at any time during the Term of this Agreement (the “After Acquired Production”), and (ii) the After Acquired Production is not subject to an existing, third-party dedication for Gathering Services (“Existing Dedication”), all of such Gas shall be dedicated to this Agreement and transported on the Gathering System subject to the terms contained herein. If, however, the After Acquired Production is subject to an Existing Dedication, the After Acquired Production will only become subject to the Production Dedication at such time as the Existing Dedication is no longer in effect.

Shipper shall cooperate and execute as reasonably requested by Gatherer, and Gatherer may record in the county records, memoranda and other documents sufficient for recording purposes that demonstrate such commitment and dedication.”

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

III.

Subsection (c) of Section 10 (“Maximum Daily Quantity”) of the Second A&R ITS No. 1 is deleted in its entirety and is replaced with the following:

“(c)                            Shipper’s MDQ for Gas that Gatherer redelivers on a Firm basis for the account of Shipper at the Delivery Points (“Delivery Point MDQs”) in accordance with and subject to the terms of Section 3.1 of the Base Agreement, shall be:

(i)                                     [***] MMBtus on each Day through June 30, 2012, and [***] MMBtus on each Day from July 1, 2012 for the remaining Term, at the Chambers Road Delivery Point;

(ii)                                  [***] MMBtus on each Day at the Duke Delivery Point;

(iii)                               [***] MMBtus on each Day at the GM Delivery Point;

(iv)                              [***] MMBtus on each Day at the Trinity River Delivery Point; provided, however, that upon ninety (90) Days written notice to Gatherer, Shipper and TGPNA shall have the option to jointly assign [***]% of their combined Delivery Point MDQ at the Trinity River Delivery Point (i.e. [***] MMBtus on each Day), from the Trinity River Delivery Point to the Lake Arlington Delivery Point; and

(v)                                 If Gatherer constructs additional facilities that increase delivery capacity to the Trinity River Delivery Point above [***] MMBtus on each Day, Shipper shall have the option for a period of ninety (90) Days after Gatherer provides notice to Shipper of its intent to construct such facilities, to increase Shipper’s Delivery Point MDQ at the Trinity River Delivery Point by up to [***] MMBtus per Day at the weighted average (based on delivery point MDQs) fee offered to third-parties for such Delivery Point MDQ at the Trinity River Delivery Point.”

IV.

Subsection (a) of Section 11 (“Receipt Pressure”) of the Second A&R ITS No. 1 is deleted in its entirety and is replaced with the following:

“(a)                            Shipper shall deliver Gas to Gatherer at the Receipt Points at a pressure sufficient to effect delivery into the Gathering System, against the pressure prevailing therein from time to time, but in no case in excess of Gatherer’s Maximum Allowable Operating Pressure (“MAOP”); provided, however, that Gatherer shall maintain a Maximum Monthly Average Receipt Pressure (“Maximum MARP”) at the Receipt Points of (i) [***] psig or

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

less from the effective date of this Amendment through June 30, 2012, and (ii) [***] psig or less from July 1, 2012 for the remaining Term”

V.

Exhibits A-1, A-2, and A-3 of the Second A&R ITS No. 1 are deleted in their entirety and are replaced with Exhibits A-1, A-2, and A-3 attached hereto.

VI.

Except as expressly modified hereby, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise modify the rights and remedies of the Parties under the Original Base Agreement as amended and restated or the Second A&R ITS No. 1, including any and all exhibits thereto, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, agreements or any other provision of either of such agreements.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute a single instrument.

SHIPPER:	GATHERER:

Chesapeake Energy Marketing, Inc.	DFW Midstream Services LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

PRODUCTION GUARANTOR:

Chesapeake Exploration, LLC

By:

Printed Name:

Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

EXHIBIT A-1
TO INDIVIDUAL TRANSACTION SHEET
NO. 1

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

EXHIBIT A-2
TO INDIVIDUAL TRANSACTION SHEET
NO. 1

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

EXHIBIT A-3
TO INDIVIDUAL TRANSACTION SHEET
NO. 1

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7